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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

unaudited

SEMI-ANNUAL REPORT

JUNE 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-726-0753 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-726-0753. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders,

The Schwartz Value Focused Fund (the “Fund”) had a total return of -7.17% for the six-month period ended June 30, 2020, compared to -4.07% for the S&P 1500 Index. In the S&P 1500, returns were highly stratified by market cap – the larger the market cap, the better the performance. This is a continuation of the trend in recent years of investors’ preference for large-cap stocks and the avoidance of mid-caps and small-caps, especially small-cap value stocks. Likewise, growth stocks continued their recent outperformance over value stocks. According to Morningstar, in the first half, the best performing fund category was large-cap growth, with the average fund total return of +8.16%. In contrast, the worst performing category was small-cap value with the average fund total return of -23.13%. In the Morningstar mid-cap blend category, the average total return was -12.64%.

The table below shows the dominant performance of large-caps versus small-caps, and growth versus value stocks so far in 2020.

Index	Market Cap	6/30/20 YTD Total Return
S&P 500	Large-cap	-3.08%
S&P 500 Growth		+7.94%
S&P 500 Value		-15.52%

S&P 400	Mid-Cap	-12.78%
S&P 400 Growth		-5.21%
S&P 400 Value		-20.98%

S&P 600	Small-cap	-17.85%
S&P 600 Growth		-11.54%
S&P 600 Value		-24.46%

Today’s stock market, similar to the 1999-2000 internet bubble, has essentially become one of “haves” and “have-nots.” The “haves” are a narrow group of large-cap, growth-oriented tech stocks with high prices, sky-high valuations, and a fanatical following on Wall Street. The “have-nots” are a much larger group of small and mid-cap value stocks, with inexpensive valuations, that few investors care about, currently. With the market’s ongoing infatuation with large-cap growth stocks, the Fund’s value-focused approach and small-cap holdings have hindered our relative performance.

The Fund’s top 5 contributors to return in the first half of this year were:

Company	Industry	Contribution to Return
Barrick Gold Corporation	Metals & Mining	+3.87%
Pan American Silver Corporation	Metals & Mining	+1.34%
The Kroger Company	Grocery	+0.46%
A.O. Smith Corporation	Specialty Industrials	+0.43%
Moody’s Corporation	Financial Services	+0.42%

The Fund’s top 5 detractors from return in the first half of this year were:

Company	Industry	Contribution to Return
Texas Pacific Land Trust	Oil/gas Royalties & Real Estate	-2.89%
Noble Energy, Inc.	Oil/gas Exploration & Production	-1.63%
Berkshire Hathaway, Inc.	Finance & Insurance	-1.10%
Madison Square Garden Sports Corporation	Entertainment	-0.79%
TJX Companies, Inc.	Specialty Retail	-0.62%

In the first half, 3 stocks were liquidated from the portfolio: American Airlines Group, Inc., Delta Air Lines, Inc., and Apache Corporation. American Airlines and Delta were sold early in the year, as we anticipated the significant challenges airlines would face in the midst of a global pandemic. Apache Corporation was sold in favor of more attractive opportunities in the oil & gas sector. New positions were established in the following companies that meet our criteria of owning shares of high-quality businesses, in strong financial condition, that are selling at a discount to our estimate of intrinsic value: Alcon, Inc. (medical instruments & supplies), CME Group, Inc. (financial data & stock exchanges), Gentex Corporation (automotive & technology products), and Remy Cointreau S.A. (liquor & beverages).

We remain steadfast in the belief that our value-focused investment approach, using fundamental security analysis to identify stocks trading at a discount to intrinsic value, continues to be an excellent way to achieve superior long-term results.

Thank you for your investment in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

2

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2020 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
5,500	Texas Pacific Land Trust	$3,270,795	20.4%
75,000	Barrick Gold Corporation	2,020,500	12.6%
30,000	Pan American Silver Corporation	911,700	5.7%
51,400	Rosetta Stone, Inc.	866,604	5.4%
2,000	Graham Holdings Company - Class B	685,340	4.3%
20,000	Kroger Company (The)	677,000	4.2%
2	Berkshire Hathaway, Inc. - Class A	534,600	3.3%
55,000	Noble Energy, Inc.	492,800	3.1%
10,000	A.O. Smith Corporation	471,200	3.0%
500	Markel Corporation	461,585	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Communication Services	7.0%
Consumer Discretionary	10.6%
Consumer Staples	6.0%
Energy	5.9%
Financials	10.3%
Health Care	2.4%
Industrials	6.9%
Information Technology	2.8%
Materials	20.7%
Real Estate	20.4%
Money Market Funds, Liabilities in Excess of Other Assets	7.0%
100.0%

3

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS — 93.0%	Shares	Market Value
Communication Services — 7.0%
Entertainment — 7.0%
Liberty Media Corporation - Liberty Formula One - Series C *	1,000	$31,710
Madison Square Garden Entertainment Corporation *	1,000	75,000
Madison Square Garden Sports Corporation *	1,000	146,890
Rosetta Stone, Inc. *	51,400	866,604
		1,120,204
Consumer Discretionary — 10.6%
Auto Components — 1.6%
Gentex Corporation	10,000	257,700

Diversified Consumer Services — 5.9%
frontdoor, inc. *	6,000	265,980
Graham Holdings Company - Class B	2,000	685,340
		951,320
Household Durables — 1.5%
Garmin Ltd.	2,500	243,750

Specialty Retail — 1.6%
TJX Companies, Inc. (The)	5,000	252,800

Consumer Staples — 6.0%
Beverages — 1.8%
Brown-Forman Corporation - Class B	2,000	127,320
Remy Cointreau S.A. - ADR	11,750	159,741
		287,061
Food & Staples Retailing — 4.2%
Kroger Company (The)	20,000	677,000

Energy — 5.9%
Oil, Gas & Consumable Fuels — 5.9%
Devon Energy Corporation	15,000	170,100
Noble Energy, Inc.	55,000	492,800
Pioneer Natural Resources Company	3,000	293,100
		956,000
Financials — 10.3%
Capital Markets — 4.1%
CME Group, Inc.	1,500	243,810
Moody’s Corporation	1,500	412,095
		655,905

4

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.0% (Continued)	Shares	Market Value
Financials — 10.3% (Continued)
Diversified Financial Services — 3.3%
Berkshire Hathaway, Inc. - Class A *	2	$534,600

Insurance — 2.9%
Markel Corporation *	500	461,585

Health Care — 2.4%
Biotechnology — 1.2%
Avid Bioservices, Inc. *	30,000	196,950

Health Care Equipment & Supplies — 1.2%
Alcon, Inc. *	3,400	194,888

Industrials — 6.9%
Building Products — 3.0%
A.O. Smith Corporation	10,000	471,200

Electrical Equipment — 1.1%
AMETEK, Inc.	2,000	178,740

Road & Rail — 2.8%
AMERCO	1,500	453,285

Information Technology — 2.8%
IT Services — 2.8%
Mastercard, Inc. - Class A	1,500	443,550

Materials — 20.7%
Chemicals — 2.4%
Valvoline, Inc.	20,000	386,600

Metals & Mining — 18.3%
Barrick Gold Corporation	75,000	2,020,500
Pan American Silver Corporation	30,000	911,700
		2,932,200
Real Estate — 20.4%
Real Estate Management & Development — 20.4%
Texas Pacific Land Trust	5,500	3,270,795

Total Common Stocks (Cost $9,964,916)		$14,926,133

5

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 7.1%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (a)	591,418	$591,418
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.10% (a)	548,636	548,636
Total Money Market Funds (Cost $1,140,054)		$1,140,054

Total Investments at Market Value — 100.1% (Cost $11,104,970)		$16,066,187

Liabilities in Excess of Other Assets — (0.1%)		(10,981)

Net Assets — 100.0%		$16,055,206

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
See notes to financial statements.

6

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

ASSETS
Investments, at market value (cost of $11,104,970) (Note 1)	$16,066,187
Cash	1,525
Dividends receivable	2,101
Other assets	9,663
TOTAL ASSETS	16,079,476

LIABILITIES
Payable to Adviser (Note 2)	11,682
Payable to administrator (Note 2)	3,000
Other accrued expenses	9,588
TOTAL LIABILITIES	24,270

NET ASSETS	$16,055,206

NET ASSETS CONSIST OF:
Paid-in capital	$11,539,996
Accumulated earnings	4,515,210
NET ASSETS	$16,055,206

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	617,147

Net asset value, offering price and redemption price per share (Note 1)	$26.02

See notes to financial statements.

7

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,115)	$170,960

EXPENSES
Investment advisory fees (Note 2)	87,741
Administration, accounting and transfer agent fees (Note 2)	18,000
Legal fees	16,905
Registration and filing fees	10,067
Audit and tax services fees	6,484
Printing of shareholder reports	4,975
Custodian and bank service fees	3,461
Trustees’ fees and expenses (Note 2)	2,491
Insurance expense	2,424
Postage and supplies	1,483
Pricing fees	316
Compliance service fees and expenses (Note 2)	155
Other expenses	9,398
TOTAL EXPENSES	163,900
Less fee reductions by the Adviser (Note 2)	(48,451)
NET EXPENSES	115,449

NET INVESTMENT INCOME	55,511

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	216,620
Net change in unrealized appreciation (depreciation) on investments	(2,241,628)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,025,008)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,969,497)

See notes to financial statements.

8

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$55,511	$(26,840)
Net realized gains (losses) from investment transactions	216,620	(718,138)
Net change in unrealized appreciation (depreciation) on investments	(2,241,628)	4,350,603
Net increase (decrease) in net assets resulting from operations	(1,969,497)	3,605,625

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	142,577	224,244
Payments for shares redeemed	(4,579,204)	(796,351)
Net decrease in net assets from capital share transactions	(4,436,627)	(572,107)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,406,124)	3,033,518

NET ASSETS
Beginning of period	22,461,330	19,427,812
End of period	$16,055,206	$22,461,330

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	6,295	8,920
Shares redeemed	(190,440)	(30,285)
Net decrease in shares outstanding	(184,145)	(21,365)
Shares outstanding, beginning of period	801,292	822,657
Shares outstanding, end of period	617,147	801,292

See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Net asset value at beginning of period	$28.03		$23.62	$26.44	$25.02	$21.18	$25.06

Income (loss) from investment operations:
Net investment income (loss)	0.09		(0.03)	(0.08)	(0.13)	(0.08)	(0.11)
Net realized and unrealized gains (losses) on investments	(2.10)		4.44	(2.08)	3.57	3.92	(3.77)
Total from investment operations	(2.01)		4.41	(2.16)	3.44	3.84	(3.88)

Less distributions:
From net realized gains on investments	—		—	(0.66)	(2.02)	—	—

Net asset value at end of period	$26.02		$28.03	$23.62	$26.44	$25.02	$21.18

Total return (a)	(7.2	%)(b)	18.7%	(8.1%)	13.7%	18.1%	(15.5%)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$16,055		$22,461	$19,428	$22,592	$21,012	$18,772

Ratio of total expenses to average net assets	1.78	%(c)	1.61%	1.67%	1.79%	1.80%	1.59%

Ratio of net expenses to average net assets (d)	1.25	%(c)	1.25%	1.25%	1.25%	1.25%	1.35%

Ratio of net investment income (loss) to average net assets (d)	0.60	%(c)	(0.13%)	(0.31%)	(0.52%)	(0.35%)	(0.40%)

Portfolio turnover rate	37	%(b)	28%	34%	48%	48%	104%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratio was determined after advisory fee reductions (Note 2).
See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2020 (Unaudited)

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a series of Schwartz Investment Trust (the “Trust”), an open-end, non-diversified management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

11

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$14,926,133	$—	$—	$14,926,133
Money Market Funds	1,140,054	—	—	1,140,054
Total	$16,066,187	$—	$—	$16,066,187

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the six months ended June 30, 2020.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

12

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2020:

Federal income tax cost	$11,104,970
Gross unrealized appreciation	$5,508,849
Gross unrealized depreciation	(547,632)
Net unrealized appreciation	4,961,217
Accumulated ordinary income	55,511
Capital loss carryforwards	(718,138)
Other gains	216,620
Accumulated earnings	$4,515,210

As of December 31, 2019, the Fund had a short-term capital loss carryforward of $309,531 and a long-term capital loss carryforward of $408,607 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no dividends or distributions paid to shareholders during the periods ended June 30, 2020 and December 31, 2019.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2021 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the six months ended June 30, 2020, the Adviser reduced its investment advisory fees by $48,451.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of June 30, 2020, the Adviser may seek recoupment of investment advisory fee reductions totaling $268,868 no later than the dates stated below:

December 31, 2020	$49,899
December 31, 2021	94,431
December 31, 2022	76,087
June 30, 2023	48,451
Total	$268,868

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $53,000 (except that such fee is $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the six months ended June 30, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $5,944,215 and $9,017,103, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

15

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2020) and held until the end of the period (June 30, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

16

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited) (Continued)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 928.30	$5.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.65	$6.27

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

17

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on February 8, 2020 (the “Board Meeting”), the Board of Trustees of the Trust, including the Independent Trustees voting separately, reviewed and unanimously approved the continuation of the Advisory Agreement with Schwartz Investment Counsel, Inc. (the “Adviser”) (the “Advisory Agreement”) on behalf of the Schwartz Value Focused Fund, a series of the Trust (the “Fund”), for an additional one-year period.

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Independent Trustees also reviewed performance and expense comparisons for the Fund prepared by Strategic Insight, an independent third-party provider of mutual fund data. The Strategic Insight materials included information regarding advisory fee rates, other operating expenses, expense ratios, and performance comparisons to the Fund’s peer group and to a broad-based securities index. Prior to the Board Meeting, the Independent Trustees discussed separately with Strategic Insight the methodologies that it used to construct its report and the Morningstar, Inc. (“Morningstar”) categories that it identified to base its peer group comparisons for the Fund and other aspects of its report. The Independent Trustees met separately with independent counsel to discuss the continuance of the Advisory Agreement, during which time, no representatives of the Adviser were present.

The Independent Trustees considered that they meet with the portfolio managers of the Fund at regularly scheduled meetings over the course of the year to discuss the investment results, portfolio composition, and economic, political and other developments affecting the financial markets in general and the performance of the Fund. They also considered that the Adviser provided its views on the overall condition of the economy and the markets, including the factors that might have influenced the markets, investor preferences and market sentiment.

The Trustees reviewed, among other things: (1) industry data comparing the advisory fee and expense ratio of the Fund with those of comparable investment companies and any model portfolios under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues and profitability for providing services to the Fund; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

As part of this process, the Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profitability was calculated);

18

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

●	the Fund’s performance;

●	the extent to which economies of scale may be realized as the Fund grows; and

●	whether current fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In their consideration of the nature, extent and quality of services provided to the Fund, the Trustees discussed the responsibilities of the Adviser under the Advisory Agreement and the investment management process applied to the Fund. The Trustees reviewed the background and experience of the Adviser’s key investment and research personnel, the co-portfolio management structure for the Fund, and the research process and brokerage practices that are applied in the management of the Fund. The Trustees considered that the Adviser provides a broad range of services to the Fund in addition to portfolio management, which include sales and marketing, website management, proxy voting, regulatory compliance and liquidity risk management services. The Trustees had discussed the background and experience of the Adviser’s operational and compliance personnel and the Trust’s overall compliance record. The Trustees had also considered the stability of the Adviser, its investment approach and the quality of its risk management program, technology capabilities, shareholder support services and shareholder communications. The Trustees also previously noted the risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, regulatory and compliance risks. The Trustees concluded that the nature, extent and quality of the services to the Fund were acceptable.

The Trustees reviewed information provided by Strategic Insight on the advisory fees paid by the Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Trustees compared the Fund’s net management fee, of which the Fund’s advisory fee is a part, with the net management fees of representative funds within its Morningstar peer group and noted that the Morningstar information showed that the net management fee ratio of the Fund is lower than the median net management fee ratio of its Morningstar peers. The Trustees also compared the Fund’s net total expense ratio with the net total expense ratio of representative funds within its Morningstar peer group and noted that the Morningstar information showed that the net total expense ratio of the Fund is lower than the median net total expense ratio of its Morningstar peers. The Independent Trustees took into account that the Adviser’s management fee waivers during the 2019 calendar year with respect to the Fund had the effect of reducing its total annual operating expenses. The Trustees concluded that the advisory fees and total expenses of the Fund are competitive with comparably managed mutual funds and are acceptable, including in light of the fees the Adviser charges its other managed accounts.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Fund during the 2019 calendar year, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Fund’s investment adviser, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Trustees also considered the Adviser’s costs of

19

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

providing ongoing services to the Fund. They also considered that the Adviser bears the shareholder recordkeeping costs to third-party intermediaries on behalf of the Fund, in the context of its profitability and the Adviser’s overall business. The Board concluded that the cost of the services provided to the Fund and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to the Fund.

The Trustees considered both the short-term and long-term investment performance of the Fund in light of its primary investment objective of seeking long-term capital appreciation. The Trustees considered the Fund’s historical performance over the twelve-month period ended November 30, 2019 as compared to the returns of the Fund’s benchmark index, the S&P 1500 Index. The Trustees observed that the Fund had lower returns than the S&P 1500 Index during the twelve-month period. The Trustees further considered the investment performance of the Fund compared to the Morningstar category average for Mid Cap Blend Funds for selected periods ended November 30, 2019 and observed that the Fund placed in the fourth quartile of its Morningstar peers for the one-, three-, five- and ten-year periods. The Trustees considered that the Fund utilizes a value-oriented investment approach and were mindful of the Adviser’s view that value investing has been out-of-favor with investors for a number of years.

The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. The Trustees observed that the Adviser has a history of entering into expense reimbursement arrangements to maintain a lower total annual operating expense ratio for the Fund. The Trustees discussed the flat advisory fee structure of the Fund and the economies of scale that are built into having a flat rate structure from the Fund’s inception versus having a tiered fee structure after the Fund reaches a certain scale.

Finally, the Independent Trustees noted their independence vis-à-vis the Adviser and discussed the robust process that the Independent Trustees had undertaken as part of their considerations.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreement and each Trustee may have attributed different weights to certain factors. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

20

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

21

Schwartz Value Focused Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

www.schwartzinvest.com

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr., Emeritus
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace, Emeritus
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

AVE MARIA MUTUAL FUNDS

UNAUDITED

Semi-Annual Report

June 30, 2020

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Focused Fund

Ave Maria Bond Fund

SCHWARTZ INVESTMENT TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-726-9331 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-726-9331. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Focused Fund (AVEAX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

Needless to say, the first six months of 2020 has been a difficult period in many ways, amid the Coronavirus–induced recession. This international calamity was obviously unpredictable, but the extraordinary stimulative fiscal and monetary measures recently put in place have been stabilizing influences globally and should have long-lasting positive consequences. While a higher level of inflation may be an eventual result, deflation is probably a bigger risk right now. In any case, the extremely low level of interest rates provides a rationale for what appears to be high stock prices.

In that regard, many shareholders have asked if the stock market has gotten ahead of itself. The quick answer is, “I don’t know, and neither does anyone else.” My best judgment is that there is still significant upside to the market in general and fine investment opportunities still exist among high-quality, well-selected individual issues. The leading economic indicators, including the stock market, are pointing upward.

As serious capital market observers know, investors in common stocks need a long time horizon, with a focus on intrinsic value. The intrinsic value of stocks tends to rise over time. Add in patience, discipline and diversification, and it’s almost impossible for a prudent investor to not get good results. The current economic contraction is real and painful, but it will end. The companies you own through the Ave Maria Mutual Funds are financially strong, competitively advantaged and well-managed. With cautious optimism, we are looking for a long, saucer-shaped economic recovery. At current valuations, we believe opportunities are excellent for long-term investors. It’s important to remember that the best investments are always made in periods of uncertainty.

More than 100,000 people have invested in Ave Maria Mutual Funds. Many were attracted by our MORALLY RESPONSIBLE INVESTING approach. Besides searching for the best investment opportunities, our portfolio managers and analysts screen out companies based on moral guidelines established by our distinguished Catholic Advisory Board. These screens eliminate from consideration companies that support abortion, pornography, Planned Parenthood, embryonic stem cell research and companies with policies that disrespect the sanctity of Marriage. During this political campaign season, we should pray that pro-life, pro-family politicians get elected, and pro-growth economic policies don’t get reversed.

We are grateful for your continued support, and as always, our team is working diligently on your behalf.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

June 30, 2020

iv

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	5
Asset Allocation	5
Schedule of Investments	6
Ave Maria Growth Fund
Portfolio Manager Commentary	9
Ten Largest Equity Holdings	11
Asset Allocation	11
Schedule of Investments	12
Ave Maria Rising Dividend Fund
Portfolio Manager Commentary	15
Ten Largest Equity Holdings	17
Asset Allocation	17
Schedule of Investments	18
Ave Maria World Equity Fund
Portfolio Manager Commentary	21
Ten Largest Equity Holdings	24
Asset Allocation	24
Schedule of Investments	25
Summary of Common Stocks by Country	28
Ave Maria Focused Fund
Portfolio Manager Commentary	29
Ten Largest Equity Holdings	35
Asset Allocation	35
Schedule of Investments	36
Ave Maria Bond Fund
Portfolio Manager Commentary	38
Ten Largest Holdings	39
Asset Allocation	39
Schedule of Investments	40

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets
Ave Maria Value Fund	50
Ave Maria Growth Fund	51
Ave Maria Rising Dividend Fund	52
Ave Maria World Equity Fund	53
Ave Maria Focused Fund	54
Ave Maria Bond Fund	55
Financial Highlights
Ave Maria Value Fund	56
Ave Maria Growth Fund	57
Ave Maria Rising Dividend Fund	58
Ave Maria World Equity Fund	59
Ave Maria Focused Fund	60
Ave Maria Bond Fund	61
Notes to Financial Statements	62
About Your Funds’ Expenses	72
Other Information	74
Approval of Advisory Agreements	75

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

This page intentionally left blank.

Ave Maria Value Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Value Fund (the “Fund”) had a total return of -17.07% for the six-month period ended June 30, 2020, compared to -12.78% for the S&P MidCap 400 Index. The Fund’s underperformance was primarily due to its small-cap stocks, which performed poorly in the first half of 2020. In the S&P 1500, returns were highly stratified by market cap – the larger the market cap, the better the performance. This is a continuation of the trend in recent years of investors’ preference for large-cap stocks and the avoidance of mid-caps and small-caps, especially small-cap value stocks. Likewise, growth stocks continued their recent outperformance over value stocks. According to Morningstar, in the first half of 2020, the best performing fund category was large-cap growth, with the average fund total return of +8.16%. In contrast, the worst performing category was small-cap value with the average fund total return of -23.13%. The table below shows the dominant performance of large-caps versus small-caps, and growth versus value stocks so far in 2020.

Index	Market Cap	6/30/20 YTD Total Return
S&P 500	Large-cap	-3.08%
S&P 500 Growth		+7.94%
S&P 500 Value		-15.52%

S&P 400	Mid-Cap	-12.78%
S&P 400 Growth		-5.21%
S&P 400 Value		-20.98%

S&P 600	Small-cap	-17.85%
S&P 600 Growth		-11.54%
S&P 600 Value		-24.46%

Today’s stock market, similar to the 1999-2000 internet bubble, has essentially become one of “haves” and “have-nots.” The “haves” are a narrow group of large-cap, growth-oriented tech stocks with high prices, sky-high valuations, and a fanatical following on Wall Street. The “have-nots” are a much larger group of small and mid-cap value stocks, with inexpensive valuations, that few investors care about, currently. With the market’s ongoing infatuation with large-cap growth stocks, the Fund’s value-focused approach and small-cap holdings hurt our relative performance.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund’s top 5 contributors to return in the first half of this year were:

Company	Industry	Contribution to Return
KKR & Company, Inc.	Asset Management	+0.35%
Remy Cointreau S.A. ADR	Liquor & Beverages	+0.30%
Otis Worldwide Corporation	Industrial Machinery	+0.27%
Roper Technologies, Inc.	Technology Products	+0.23%
AMETEK, Inc.	Diversified Industrials	+0.22%

The Fund’s top 5 detractors from return in the first half of this year were:

Company	Industry	Contribution to Return
Hexcel Corporation	Aerospace & Defense	-1.88%
Athene Holding Ltd.	Financial Services	-1.76%
Texas Pacific Land Trust	Oil/gas Royalties & Real Estate	-1.68%
Noble Energy, Inc.	Oil/gas Exploration & Production	-1.41%
Graham Holdings Company	Diversified Holding Company	-1.36%

In the first half of 2020, three stocks were liquidated from the portfolio: American Airlines Group, Inc., Delta Air Lines, Inc., and Interactive Brokers Group, Inc. American Airlines and Delta were sold early in the year, as we anticipated the significant challenges airlines would face in the midst of a global pandemic. Interactive Brokers was sold as its share price exceeded our intrinsic value estimate. New positions were established in the following companies that meet our criteria of owning shares of high-quality businesses, in strong financial condition, that are selling at discount to our estimate of intrinsic value: Alcon, Inc. (medical instruments & supplies), Change Healthcare, Inc. (health information services), CME Group, Inc. (financial data & stock exchanges), Gentex Corporation (automotive & technology products), Haemonetics Corporation (medical instruments & supplies), Otis Worldwide Corporation (industrial machinery), and Remy Cointreau S.A. (liquor & beverages).

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We remain steadfast in the belief that our value-focused investment approach, using fundamental security analysis to identify stocks trading at a discount to intrinsic value, continues to be a superb way to achieve superior long-term results.

Thank you for your investment in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Joseph W. Skornicka, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track the Morningstar benchmarks or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

AVE MARIA VALUE FUND

Ten Largest Equity Holdings

June 30, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Trust	$15,164,595	7.5%
617,309	Rosetta Stone, Inc.	10,407,830	5.2%
75,000	Zimmer Biomet Holdings, Inc.	8,952,000	4.4%
90,000	Pioneer Natural Resources Company	8,793,000	4.4%
25,000	Graham Holdings Company - Class B	8,566,750	4.2%
125,000	Alcon, Inc.	7,165,000	3.5%
14,536	Alleghany Corporation	7,110,139	3.5%
200,000	KKR & Company, Inc.	6,176,000	3.1%
310,000	Valvoline, Inc.	5,992,300	3.0%
130,000	frontdoor, inc.	5,762,900	2.9%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Communication Services	8.0%
Consumer Discretionary	12.2%
Consumer Staples	3.1%
Energy	6.1%
Financials	13.9%
Health Care	11.5%
Industrials	15.4%
Information Technology	0.7%
Materials	3.2%
Real Estate	11.2%
Money Market Funds, Liabilities in Excess of Other Assets	14.7%
100.0%

AVE MARIA VALUE FUND

Schedule of Investments

June 30, 2020 (Unaudited)

COMMON STOCKS — 85.3%	Shares	Market Value
Communication Services — 8.0%
Entertainment — 8.0%
Liberty Media Corporation - Liberty Formula One - Series C *	75,000	$2,378,250
Madison Square Garden Entertainment Corporation *	15,000	1,125,000
Madison Square Garden Sports Corporation *	15,000	2,203,350
Rosetta Stone, Inc. *	617,309	10,407,830
		16,114,430
Consumer Discretionary — 12.2%
Auto Components — 2.2%
Gentex Corporation	175,000	4,509,750

Diversified Consumer Services — 7.1%
frontdoor, inc. *	130,000	5,762,900
Graham Holdings Company - Class B	25,000	8,566,750
		14,329,650
Internet & Direct Marketing Retail — 0.6%
eDreams ODIEGO S.A. - ADR *	43,839	1,216,177

Textiles, Apparel & Luxury Goods — 2.3%
VF Corporation	75,000	4,570,500

Consumer Staples — 3.1%
Beverages — 2.0%
Brown-Forman Corporation - Class B	10,000	636,600
Remy Cointreau S.A. - ADR	250,550	3,406,227
		4,042,827
Household Products — 1.1%
Spectrum Brands Holdings, Inc.	50,000	2,295,000

Energy — 6.1%
Oil, Gas & Consumable Fuels — 6.1%
Noble Energy, Inc.	400,000	3,584,000
Pioneer Natural Resources Company	90,000	8,793,000
		12,377,000
Financials — 13.9%
Banks — 0.5%
First Horizon National Corporation	100,000	996,000

Capital Markets — 3.9%
CME Group, Inc.	10,000	1,625,400
KKR & Company, Inc.	200,000	6,176,000
		7,801,400

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.3% (Continued)	Shares	Market Value
Financials — 13.9% (Continued)
Consumer Finance — 0.5%
Discover Financial Services	20,000	$1,001,800

Insurance — 9.0%
Alleghany Corporation	14,536	7,110,139
Athene Holding Ltd. - Class A *	30,000	935,700
Fidelity National Financial, Inc.	150,000	4,599,000
Markel Corporation *	6,000	5,539,020
		18,183,859
Health Care — 11.5%
Biotechnology — 1.0%
Avid Bioservices, Inc. *	300,000	1,969,500

Health Care Equipment & Supplies — 9.1%
Alcon, Inc. *	125,000	7,165,000
Haemonetics Corporation *	25,000	2,239,000
Zimmer Biomet Holdings, Inc.	75,000	8,952,000
		18,356,000
Health Care Technology — 1.4%
Change Healthcare, Inc. *	250,000	2,800,000

Industrials — 15.4%
Aerospace & Defense — 2.1%
HEICO Corporation - Class A	40,000	3,249,600
Hexcel Corporation	20,000	904,400
		4,154,000
Building Products — 1.9%
A.O. Smith Corporation	80,000	3,769,600

Electrical Equipment — 0.9%
AMETEK, Inc.	20,000	1,787,400

Industrial Conglomerates — 1.9%
Roper Technologies, Inc.	10,000	3,882,600

Machinery — 3.8%
Allison Transmission Holdings, Inc.	100,000	3,678,000
Otis Worldwide Corporation	70,000	3,980,200
		7,658,200
Road & Rail — 2.2%
AMERCO	15,000	4,532,850

Trading Companies & Distributors — 2.6%
Watsco, Inc.	30,000	5,331,000

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.3% (Continued)	Shares	Market Value
Information Technology — 0.7%
Electronic Equipment, Instruments & Components — 0.7%
Arrow Electronics, Inc. *	20,000	$1,373,800

Materials — 3.2%
Chemicals — 3.2%
Axalta Coating Systems Ltd. *	25,000	563,750
Valvoline, Inc.	310,000	5,992,300
		6,556,050
Real Estate — 11.2%
Equity Real Estate Investment Trusts (REITs) — 3.7%
Brookfield Property REIT, Inc. - Class A	50,000	498,000
Digital Realty Trust, Inc.	39,469	5,608,940
Lamar Advertising Company - Class A	20,000	1,335,200
		7,442,140
Real Estate Management & Development — 7.5%
Texas Pacific Land Trust	25,500	15,164,595

Total Common Stocks (Cost $156,010,888)		$172,216,128

MONEY MARKET FUNDS — 16.3%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (a)	9,427,265	$9,427,265
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.10% (a)	9,427,265	9,427,265
Federated Hermes U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.07% (a)	9,427,265	9,427,265
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.08% (a)	4,593,362	4,593,362
Total Money Market Funds (Cost $32,875,157)		$32,875,157

Total Investments at Market Value — 101.6% (Cost $188,886,045)		$205,091,285

Liabilities in Excess of Other Assets — (1.6%)		(3,109,792)

Net Assets — 100.0%		$201,981,493

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

Ave Maria Growth Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

For the six months ended June 30, 2020, the Ave Maria Growth Fund (the “Fund”) had a total return of -1.08%, compared with the benchmark S&P 500 Index total return of -3.08%. For the 3-year, 5-year, and 10-year periods through June 30, 2020, the Fund had a total return of 14.79%, 12.53%, and 14.35%, compared with the benchmark total return of 10.73%, 10.73%, and 13.99%, respectively.

For the six months ended June 30, 2020, top contributors to return include Ollie’s Bargain Outlet Holdings, Inc. (discount retail), S&P Global, Inc. (financial services), SBA Communications Corporation (cellular towers), ANSYS, Inc. (engineering software), and Moody’s Corporation (financial services).

Top Five Return Contributors (YTD 2020)
Company	Contribution to Return
Ollies’ Bargain Outlet Holdings, Inc.	+2.19%
S&P Global, Inc.	+0.91%
SBA Communications Corporation	+0.81%
ANSYS, Inc.	+0.70%
Moody’s Corporation	+0.51%

One of the Fund’s large holdings, Ollie’s Bargain Outlet, increased more than 80% from our average purchase price during the period. Ollie’s is a highly profitable discount retailer with 360 locations across the United States. The company’s quirky, no-frills brand allows it to build new stores with little initial investment. As a result of the COVID-19 economic slowdown, Ollie’s is likely to benefit from a greater selection of discount goods that it is able to purchase from struggling competitors, as well as higher customer traffic from increasingly price sensitive consumers.

Top Five Return Detractors (YTD 2020)
Company	Contribution to Return
Hexcel Corporation	-1.05%
Brookfield Asset Management, Inc.	-0.94%
Ecolab, Inc.	-0.72%
The Charles Schwab Corporation	-0.70%
Booking Holdings, Inc.	-0.54%

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Top detractors from return include Hexcel Corporation (advanced composites manufacturer), Brookfield Asset Management, Inc. (alternative asset management), Ecolab, Inc. (hygiene services), Charles Schwab Corporation (securities brokerage services), and Booking Holdings (online travel agency). The Fund remains invested in Hexcel, Brookfield Asset Management, and Booking Holdings, Inc., but exited Ecolab and Charles Schwab. The fund also exited Electronic Arts, Inc. (video game publishing), Graco, Inc. (industrial equipment), The Liberty Braves (Major League Baseball team), Markel Corporation (insurance), AMETEK, Inc. (diversified industrial), and Rockwell Automation, Inc. (industrial automation) during the first six months of the year.

New additions to the Fund during the first six months of the year included ANGI Homeservices, Inc. (home services marketplace), Change Healthcare, Inc. (healthcare payments), Equinix, Inc. (data centers), the aforementioned Ollie’s Bargain Outlet (discount retail), FleetCor Technologies, Inc. (payment services), and Microsoft Corporation (software).

Our goal remains to purchase and hold shares of exceptional companies at attractive prices with the expectation of earning favorable returns over the long run.

We appreciate your investment in the Ave Maria Growth Fund.

With best regards,

Adam P. Gaglio, CFA	Chadd M. Garcia, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA GROWTH FUND

Ten Largest Equity Holdings

June 30, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
153,000	ANSYS, Inc.	$44,634,690	5.3%
142,000	Mastercard, Inc. - Class A	41,989,400	5.0%
490,000	Copart, Inc.	40,802,300	4.8%
211,000	Visa, Inc. - Class A	40,758,870	4.8%
116,000	S&P Global, Inc.	38,219,680	4.6%
91,000	Roper Technologies, Inc.	35,331,660	4.2%
116,000	SBA Communications Corporation	34,558,720	4.1%
270,000	Broadridge Financial Solutions, Inc.	34,071,300	4.1%
345,587	Ollie’s Bargain Outlet Holdings, Inc.	33,746,571	4.0%
748,300	frontdoor, inc.	33,172,139	4.0%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Communication Services	2.0%
Consumer Discretionary	17.7%
Financials	10.5%
Health Care	10.3%
Industrials	16.6%
Information Technology	30.2%
Real Estate	5.8%
Money Market Funds, Liabilities in Excess of Other Assets	6.9%
100.0%

AVE MARIA GROWTH FUND

Schedule of Investments

June 30, 2020 (Unaudited)

COMMON STOCKS — 93.1%	Shares	Market Value
Communication Services — 2.0%
Entertainment — 1.5%
Madison Square Garden Entertainment Corporation *	35,000	$2,625,000
Madison Square Garden Sports Corporation *	35,000	5,141,150
Rosetta Stone, Inc. *	270,000	4,552,200
		12,318,350
Interactive Media & Services — 0.5%
ANGI Homeservices, Inc. - Class A *	375,000	4,556,250

Consumer Discretionary — 17.7%
Diversified Consumer Services — 4.0%
frontdoor, inc. *	748,300	33,172,139

Internet & Direct Marketing Retail — 1.8%
Booking Holdings, Inc. *	9,750	15,525,315

Multiline Retail — 4.0%
Ollie’s Bargain Outlet Holdings, Inc. *	345,587	33,746,571

Specialty Retail — 6.6%
Lowe’s Companies, Inc.	215,000	29,050,800
O’Reilly Automotive, Inc. *	63,000	26,565,210
		55,616,010
Textiles, Apparel & Luxury Goods — 1.3%
VF Corporation	175,000	10,664,500

Financials — 10.5%
Capital Markets — 10.5%
Brookfield Asset Management, Inc. - Class A	712,500	23,441,250
Moody’s Corporation	95,000	26,099,350
S&P Global, Inc.	116,000	38,219,680
		87,760,280
Health Care — 10.3%
Health Care Equipment & Supplies — 4.6%
Medtronic plc	233,000	21,366,100
Zimmer Biomet Holdings, Inc.	145,000	17,307,200
		38,673,300
Health Care Technology — 2.8%
Change Healthcare, Inc. *	2,120,000	23,744,000

Life Sciences Tools & Services — 2.9%
IQVIA Holdings, Inc. *	170,000	24,119,600

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.1% (Continued)	Shares	Market Value
Industrials — 16.6%
Aerospace & Defense — 4.7%
HEICO Corporation - Class A	371,876	$30,211,206
Hexcel Corporation	200,000	9,044,000
		39,255,206
Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	110,000	8,364,400

Commercial Services & Supplies — 4.8%
Copart, Inc. *	490,000	40,802,300

Industrial Conglomerates — 4.2%
Roper Technologies, Inc.	91,000	35,331,660

Machinery — 1.9%
Fortive Corporation	235,000	15,900,100

Information Technology — 30.2%
IT Services — 18.0%
Accenture plc - Class A	141,000	30,275,520
Broadridge Financial Solutions, Inc.	270,000	34,071,300
FleetCor Technologies, Inc. *	17,000	4,276,010
Mastercard, Inc. - Class A	142,000	41,989,400
Visa, Inc. - Class A	211,000	40,758,870
		151,371,100
Semiconductors & Semiconductor Equipment — 3.6%
Texas Instruments, Inc.	235,000	29,837,950

Software — 8.6%
ANSYS, Inc. *	153,000	44,634,690
Microsoft Corporation	135,000	27,473,850
		72,108,540
Real Estate — 5.8%
Equity Real Estate Investment Trusts (REITs) — 5.4%
Equinix, Inc.	16,000	11,236,800
SBA Communications Corporation	116,000	34,558,720
		45,795,520
Real Estate Management & Development — 0.4%
Texas Pacific Land Trust	5,000	2,973,450

Total Common Stocks (Cost $531,273,566)		$781,636,541

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 7.1%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (a)	39,541,398	$39,541,398
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.10% (a)	20,007,722	20,007,722
Total Money Market Funds (Cost $59,549,120)		$59,549,120

Total Investments at Market Value — 100.2% (Cost $590,822,686)		$841,185,661

Liabilities in Excess of Other Assets — (0.2%)		(1,530,907)

Net Assets — 100.0%		$839,654,754

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Rising Dividend (the “Fund”) had a total return of -10.97% for the six months ended June 30, 2020. This exceeded the total return of the Fund’s primary benchmark, the S&P 500 Value Index at -15.52% and trailed the S&P 500 Index at -3.08%. In 2020 the Fund was down sharply in the first quarter on the initial reaction to the coronavirus and then posted a strong second quarter recovery after the significant government fiscal and monetary policy responses and subsequent signs of an economic recovery. Another ongoing trend during the first half was the substantial outperformance of growth stocks versus value stocks, with the S&P 500 Growth Index at nearly +8% versus the S&P 500 Value Index at -15.5%. The Growth Index return was dominated by several mega-cap technology & internet stocks, including Alphabet, Amazon, Apple, Facebook, Microsoft and Netflix. This handful of stocks comprises more than 20% of the S&P 500 Index but are not included in the S&P 500 Value Index.

We changed the Fund’s primary benchmark from the S&P 500 Index to the S&P 500 Value Index, because we believe it is more representative of the Fund’s portfolio composition. Importantly, the Fund’s investment objectives of providing increasing dividend income over time, a reasonable level of current income and long-term growth of capital, have not changed. Likewise, the Fund’s investment strategy is unchanged, as we look to own companies with sound balance sheets, strong cash flow, successful long-term track records, and those that operate with sustainable competitive advantages leading to continued strong results and rising dividends. As always, we own shares of companies that we believe have attractive valuations. As the year began, the Fund’s focus on valuation led us to overweight stocks of more cyclical and economically sensitive companies, as these companies were attractively priced compared to growth-oriented issues. We used the Q1 market sell-off as an opportunity to purchase shares of several attractively priced, high-quality companies. A sharp rebound in Q2 in many of these stocks helped absolute and relative performance in Q2.

Relative to the S&P 500 Value Index, positive contributors to performance during the first half of 2020 came from the Fund’s consumer discretionary, industrials, technology and financials. In consumer discretionary, Lowe’s Companies, Inc. and Tractor Supply Company were both up solidly as they delivered better than expected results. In the industrials sector, Fastenal Company and Roper Technologies, Inc. were positive contributors. Within financials, Moody’s Corporation and BlackRock, Inc. both held up well during the period.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The primary detractor to performance during the first half of 2020 was the health care sector. Within health care, two holdings in the medical device segment, Zimmer Biomet and Medtronic plc, were both laggards as elective medical procedures were being deferred due to the Coronavirus. We remain confident that these market share leaders will continue to grow in the future and largely recover lost revenue from procedures that were deferred. In the consumer discretionary sector, TJX Companies, Inc. (TJX), was down during the period as revenue was cut significantly after management temporarily closed retail stores due to the Coronavirus. TJX also suspended its dividend. We continue to believe TJX remains well-positioned as a long-term capital appreciation vehicle.

Purchases during the first half of 2020 included Accenture plc (consulting), ANSYS, Inc. (simulation software), Chevron Corporation (Integrated Oil and Gas), HEICO Corporation (Aerospace and Defense), Microsoft Corporation (Systems Software), SAP SE (Application Software), SS&C Technologies Holdings, Inc. (Application Software), Pioneer Natural Resources Company (Oil and Gas Exploration and Production), and Quest Diagnostics, Inc. (Health Care Services). Companies eliminated since year-end, either due to fundamental or valuation reasons included: AO Smith Corporation, Delta Air Lines, Inc., Discover Financial Services, Graco Inc., Illinois Tool Works Inc., PNC Financial Services, Inc., Royal Dutch Shell plc, and RPM International, Inc.

Thank you for your investment in the Ave Maria Rising Dividend Fund.

Respectfully,

Joseph W. Skornicka, CFA	George P. Schwartz, CFA
Lead-Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA RISING DIVIDEND FUND

Ten Largest Equity Holdings

June 30, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
190,000	Visa, Inc. - Class A	$36,702,300	4.8%
250,000	Lowe’s Companies, Inc.	33,780,000	4.4%
365,000	Medtronic plc	33,470,500	4.3%
505,000	Kellogg Company	33,360,300	4.3%
277,500	Zimmer Biomet Holdings, Inc.	33,122,400	4.3%
640,000	Mondelēz International, Inc. - Class A	32,723,200	4.3%
245,000	Texas Instruments, Inc.	31,107,650	4.1%
210,000	Tractor Supply Company	27,675,900	3.6%
700,000	Truist Financial Corporation	26,285,000	3.4%
205,000	Broadridge Financial Solutions, Inc.	25,868,950	3.4%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	15.5%
Consumer Staples	8.6%
Energy	3.7%
Financials	14.8%
Health Care	11.9%
Industrials	11.3%
Information Technology	28.7%
Materials	1.7%
Money Market Funds, Liabilities in Excess of Other Assets	3.8%
100.0%

AVE MARIA RISING DIVIDEND FUND

Schedule of Investments

June 30, 2020 (Unaudited)

COMMON STOCKS — 96.2%	Shares	Market Value
Consumer Discretionary — 15.5%
Distributors — 3.1%
Genuine Parts Company	275,000	$23,914,000

Internet & Direct Marketing Retail — 1.3%
Booking Holdings, Inc. *	6,500	10,350,210

Specialty Retail — 9.9%
Lowe’s Companies, Inc.	250,000	33,780,000
TJX Companies, Inc. (The)	300,000	15,168,000
Tractor Supply Company	210,000	27,675,900
		76,623,900
Textiles, Apparel & Luxury Goods — 1.2%
VF Corporation	150,000	9,141,000

Consumer Staples — 8.6%
Food Products — 8.6%
Kellogg Company	505,000	33,360,300
Mondelēz International, Inc. - Class A	640,000	32,723,200
		66,083,500
Energy — 3.7%
Oil, Gas & Consumable Fuels — 3.7%
Chevron Corporation	230,000	20,522,900
Pioneer Natural Resources Company	84,000	8,206,800
		28,729,700
Financials — 14.8%
Banks — 5.5%
First Horizon National Corporation	1,600,000	15,936,000
Truist Financial Corporation	700,000	26,285,000
		42,221,000
Capital Markets — 5.0%
BlackRock, Inc.	20,000	10,881,800
Brookfield Asset Management, Inc. - Class A	310,000	10,199,000
Moody’s Corporation	65,000	17,857,450
		38,938,250
Insurance — 4.3%
Chubb Ltd.	155,000	19,626,100
Fidelity National Financial, Inc.	440,000	13,490,400
		33,116,500
Health Care — 11.9%
Health Care Equipment & Supplies — 8.6%
Medtronic plc	365,000	33,470,500
Zimmer Biomet Holdings, Inc.	277,500	33,122,400
		66,592,900

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.2% (Continued)	Shares	Market Value
Health Care — 11.9% (Continued)
Health Care Providers & Services — 3.3%
Quest Diagnostics, Inc.	220,000	$25,071,200

Industrials — 11.3%
Aerospace & Defense — 2.6%
HEICO Corporation - Class A	112,120	9,108,629
Hexcel Corporation	250,000	11,305,000
		20,413,629
Air Freight & Logistics — 2.5%
United Parcel Service, Inc. - Class B	175,000	19,456,500

Electrical Equipment — 1.8%
Eaton Corporation plc	160,000	13,996,800

Industrial Conglomerates — 1.3%
Roper Technologies, Inc.	25,000	9,706,500

Trading Companies & Distributors — 3.1%
Fastenal Company	240,000	10,281,600
Watsco, Inc.	75,000	13,327,500
		23,609,100
Information Technology — 28.7%
Communications Equipment — 3.0%
Cisco Systems, Inc.	500,000	23,320,000

Electronic Equipment, Instruments & Components — 1.3%
TE Connectivity Ltd.	125,000	10,193,750

IT Services — 11.3%
Accenture plc - Class A	115,000	24,692,800
Broadridge Financial Solutions, Inc.	205,000	25,868,950
Visa, Inc. - Class A	190,000	36,702,300
		87,264,050
Semiconductors & Semiconductor Equipment — 4.1%
Texas Instruments, Inc.	245,000	31,107,650

Software — 9.0%
ANSYS, Inc. *	28,000	8,168,440
Microsoft Corporation	84,000	17,094,840
SAP SE - ADR	175,000	24,500,000
SS&C Technologies Holdings, Inc.	350,000	19,768,000
		69,531,280

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.2% (Continued)	Shares	Market Value
Materials — 1.7%
Chemicals — 1.7%
International Flavors & Fragrances, Inc.	105,000	$12,858,300

Total Common Stocks (Cost $629,193,520)		$742,239,719

MONEY MARKET FUNDS — 3.9%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (a) (Cost $30,197,489)	30,197,489	$30,197,489

Total Investments at Market Value — 100.1% (Cost $659,391,009)		$772,437,208

Liabilities in Excess of Other Assets — (0.1%)		(845,345)

Net Assets — 100.0%		$771,591,863

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

Ave Maria World Equity Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria World Equity Fund (the “Fund”) had a total return of -15.88% for the six months ended June 30, 2020 (the “period”). This compared to the total returns for the S&P Global 1200 and the MSCI World indices at -5.95% and -5.77%, respectively (the “global market indices”). The Fund was down significantly during Q1, in what was the worst equity market environment since the 2008-2009 financial crisis. The Fund then rallied significantly in Q2, after strong monetary and fiscal policy responses were launched, subsequent signs of coronavirus fears abated, and economic recovery appeared.

By region, the U.S. provided the best returns among the large global equity markets, with the S&P 500 Index -3.1% for the period. This was decidedly driven by large-cap growth stocks, at the expense of value stocks. The S&P 500 Growth index was up 8.0% while the S&P 500 Value index was down 15.5%. The Japanese market was next in terms of global return levels, with the Topix 150 Index down 7.3%. Europe was a laggard, with that market down 12.7% (as measured by the S&P Europe 350 Index, all returns in USD). These three markets (U.S., Europe & Japan) comprise around 90% of the weights of the developed global market indices. Additionally, emerging markets were also down 6.9% (as represented by the Emerging Markets Global BMI), as there was nowhere to hide from the ravages of the virus globally.

The primary reason for the Fund’s underperformance versus the global market indices was stock performance in the financials, industrials, technology, health care and consumer staples sectors. In the industrials sector, the Fund’s position in aerospace and airlines was the primary negative contributor as airlines witnessed a decline in travel of over 90% during portions of the first half due to the Coronavirus. The stocks of Airbus SE, Hexcel Corporation, Delta Air Lines, Inc., and CAE, Inc. were all significantly impacted. We reduced our exposure to this area as we believe airline profitability will be impacted for years and we felt there were better opportunities elsewhere. In technology, the Fund’s holdings trailed the return of the global indices’ technology holdings, which are dominated by higher-growth, higher-valuation companies. In health care, Zimmer Biomet Holdings, Inc. and Medtronic plc were the primary detractors, as both companies suffered from elective surgeries being curtailed by hospitals due to the virus. We believe these market share leaders will largely recapture much of the deferred business in the future and continue to grow. In consumer staples, the stock of Coca-Cola European Partners plc was a drag on performance, as on-premise shutdowns (hotels, restaurants and cafes) significantly impacted its “away-from-home” channel, which represents just

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

over 40% of revenues for the company. We added to shares during the period, as we believe in the company’s long-term prospects, due to its scale and market-leading positions across its markets.

On the positive side, the Fund benefited from stock performance in the communication services and real estate areas. In communication services, Electronic Arts, Inc. (EA) was up 23%, as it benefitted from the virus-related lockdown orders with more people at home playing video games. EA has video game franchises like FIFA, Madden, and Battlefield. In real estate, Equinix, Inc. was up 21% as the market valued its defensive profile in that over 90% of its sales are recurring in nature. We like Equinix’s favorable offensive characteristics as well, as demand for data centric network infrastructure continues to grow.

Seven new positions were added to the portfolio during the period: Alcon, Inc. (health care supplies), Chevron Corporation (integrated oil & gas), FirstService Corporation (real estate services), Microsoft Corporation (systems software), Otis Worldwide Corporation (industrial machinery), SAP SE (application software), and Truist Financial Corporation (regional banks). Nine positions were eliminated in the Fund during the period, in favor of what we believe to be more attractive investment opportunities: CAE, Inc., Corteva, Inc. (Agriscience), Delta Air Lines, Inc., Discover Financial Services, Exxon Mobil Corporation, First Horizon National Corporation, Heineken N.V., InterXion Holding N..V, and Royal Dutch Shell plc.

As of June 30, 2020, geographic weights in the Fund compared to the S&P Global 1200 Index, were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	59.3%	66.0%
Europe Developed	26.5%	14.7%
United Kingdom	8.0%	5.0%
Japan	0.9%	7.3%
Asia /Australia	2.0%	7.0%
Cash Equivalents	3.3%	—

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We are optimistic about the long-term recovery potential of our holdings and remain confident in the Fund’s strategy. Our pursuit of larger capitalization, attractively priced stocks of high quality, global companies is undiminished. Thank you for your continued interest in the Ave Maria World Equity Fund.

Joseph W. Skornicka, CFA	Robert C. Schwartz, CFP
Lead-Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA WORLD EQUITY FUND

Ten Largest Equity Holdings

June 30, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
10,000	Mastercard, Inc. - Class A	$2,957,000	4.8%
20,500	IQVIA Holdings, Inc.	2,908,540	4.7%
13,500	Willis Towers Watson plc	2,658,825	4.3%
28,119	Medtronic plc	2,578,513	4.2%
20,000	Chubb Ltd.	2,532,400	4.1%
51,064	Koninklijke Philips N.V.	2,391,838	3.9%
46,500	Mondelēz International, Inc. - Class A	2,377,545	3.9%
170,000	Danone S.A. - ADR	2,346,255	3.8%
110,000	AXA S.A. - ADR	2,297,900	3.7%
10,500	Accenture plc - Class A	2,254,560	3.7%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Communication Services	2.2%
Consumer Discretionary	7.7%
Consumer Staples	11.3%
Energy	4.1%
Financials	19.1%
Health Care	18.7%
Industrials	6.5%
Information Technology	23.0%
Materials	1.8%
Real Estate	2.3%
Money Market Funds, Liabilities in Excess of Other Assets	3.3%
100.0%

AVE MARIA WORLD EQUITY FUND

Schedule of Investments

June 30, 2020 (Unaudited)

COMMON STOCKS — 96.7%	Shares	Market Value
Communication Services — 2.2%
Entertainment — 2.2%
Electronic Arts, Inc. *	10,000	$1,320,500

Consumer Discretionary — 7.7%
Auto Components — 2.0%
Cie Générale des Établissements Michelin - ADR	61,500	1,248,327

Automobiles — 2.1%
Ferrari N.V.	4,000	684,040
Toyota Motor Corporation - ADR	4,500	565,335
		1,249,375
Internet & Direct Marketing Retail — 1.1%
Booking Holdings, Inc. *	400	636,936

Specialty Retail — 2.5%
Lowe’s Companies, Inc.	11,500	1,553,880

Consumer Staples — 11.3%
Beverages — 3.6%
Coca-Cola European Partners plc	59,000	2,227,840

Food Products — 7.7%
Danone S.A. - ADR	170,000	2,346,255
Mondelēz International, Inc. - Class A	46,500	2,377,545
		4,723,800
Energy — 4.1%
Oil, Gas & Consumable Fuels — 4.1%
Chevron Corporation	23,000	2,052,290
Pioneer Natural Resources Company	5,000	488,500
		2,540,790
Financials — 19.1%
Banks — 3.9%
Citigroup, Inc.	29,000	1,481,900
Truist Financial Corporation	24,500	919,975
		2,401,875
Capital Markets — 0.8%
Brookfield Asset Management, Inc. - Class A	14,000	460,600

Insurance — 14.4%
AXA S.A. - ADR	110,000	2,297,900
Chubb Ltd.	20,000	2,532,400
Fidelity National Financial, Inc.	44,500	1,364,370
Willis Towers Watson plc	13,500	2,658,825
		8,853,495

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.7% (Continued)	Shares	Market Value
Health Care — 18.7%
Health Care Equipment & Supplies — 14.0%
Alcon, Inc. *	25,500	$1,461,660
Koninklijke Philips N.V. *	51,064	2,391,838
Medtronic plc	28,119	2,578,513
Zimmer Biomet Holdings, Inc.	18,000	2,148,480
		8,580,491
Life Sciences Tools & Services — 4.7%
IQVIA Holdings, Inc. *	20,500	2,908,540

Industrials — 6.5%
Aerospace & Defense — 2.4%
Airbus SE - ADR *	63,000	1,124,550
Hexcel Corporation	7,500	339,150
		1,463,700
Electrical Equipment — 1.6%
Eaton Corporation plc	11,000	962,280

Machinery — 1.1%
Otis Worldwide Corporation	12,000	682,320

Road & Rail — 1.4%
Canadian National Railway Company	10,000	885,700

Information Technology — 23.0%
Communications Equipment — 2.6%
Cisco Systems, Inc.	34,000	1,585,760

Electronic Equipment, Instruments & Components — 1.4%
TE Connectivity Ltd.	10,500	856,275

IT Services — 8.5%
Accenture plc - Class A	10,500	2,254,560
Mastercard, Inc. - Class A	10,000	2,957,000
		5,211,560
Semiconductors & Semiconductor Equipment — 3.8%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	22,000	1,248,940
Texas Instruments, Inc.	8,500	1,079,245
		2,328,185

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.7% (Continued)	Shares	Market Value
Information Technology — 23.0% (Continued)
Software — 6.7%
Microsoft Corporation	9,500	$1,933,345
SAP SE - ADR	15,500	2,170,000
		4,103,345
Materials — 1.8%
Chemicals — 1.8%
International Flavors & Fragrances, Inc.	9,000	1,102,140

Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 1.5%
Equinix, Inc.	1,300	912,990

Real Estate Management & Development — 0.8%
FirstService Corporation	5,000	503,750

Total Common Stocks (Cost $52,688,803)		$59,304,454

MONEY MARKET FUNDS — 3.3%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (a) (Cost $2,031,098)	2,031,098	$2,031,098

Total Investments at Market Value — 100.0% (Cost $54,719,901)		$61,335,552

Liabilities in Excess of Other Assets — (0.0%) (b)		(8,427)

Net Assets — 100.0%		$61,327,125

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
(b)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND

Summary of Common Stocks by Country

June 30, 2020 (Unaudited)

Country	Value	% of Net Assets
United States *	$34,496,494	56.3%
France	5,892,482	9.6%
United Kingdom	4,886,665	8.0%
Netherlands	4,200,428	6.9%
Switzerland	3,994,060	6.5%
Germany	2,170,000	3.5%
Canada	1,850,050	3.0%
Taiwan	1,248,940	2.0%
Japan	565,335	0.9%
Total	$59,304,454	96.7%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.
See accompanying notes to financial statements.

Ave Maria Focused Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Focused Fund (AVEAX) (the “Fund”) commenced operations on May 1, 2020. For the two months ended June 30, 2020, the only partially invested Ave Maria Focused Fund (the “Fund”) was up 6.30%, compared to 9.92% for the S&P 500 Index, the Fund’s benchmark.

The second quarter of 2020 was a fascinating time in economic history. The quarter began in the midst of a global pandemic that resulted in the shutdown of several sectors of the economy. The challenge of the pandemic was met with a strong response by the federal government, which included providing direct payments to affected businesses and individuals to increase liquidity within the financial system. What a great time to start a new mutual fund!

Guiding Principles:

The investment objective of the Fund is to seek long-term capital appreciation. In striving to achieve this objective, we seek to compound shareholder capital at a rate in excess of the Fund’s benchmark. We believe that per-share economic earnings is the primary driver for growth of the value of a business and ultimately stock price appreciation. To find companies with the ability to grow their per-share economic earnings over a long period of time, we look for companies with the following attributes:

●	Durable, forecastable, and growing earnings. Companies with these attributes often have a strong competitive advantage and an economic moat that differentiates them from competitors.

●

The ability to earn a high return on incremental invested capital. It is a mistake to look for high historical returns on invested capital without analyzing whether new investments can return the high historical rate, or at least a satisfactory rate.

●	A long runway for redeployment of capital within their existing business.

●	Ethical management teams that are adept at both capital allocation and operational management.

We view a stock investment as owning a piece of a company’s earnings. Since those earnings often will take time and patience to grow, we have a long-term focus. We buy companies that we believe can provide shareholders with the ability to earn high returns over a long-term period. A deep knowledge of our investments will aid us in having sufficient patience. Consequently, the portfolio will be more concentrated than a typical mutual fund. We believe a

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

20-stock portfolio removes a significant amount of idiosyncratic risk. Beyond 20 holdings, the marginal benefits of diversification are diminished. As St. Josemaria Escriva said, “Non multa, sed multum – not many things, but well.” To be clear, we are not setting an artificial limit, but we do not anticipate owning materially more than 20 investments at a time. We expect most of our holdings to have a history exhibiting the above attributes.

Portfolio Activity:

We got off to a good start deploying the capital. We made investments in 17 companies in the first two months, deploying 82.7% of the Fund’s capital. We expect to increase the concentration of the Fund’s investments in many of these 17 companies and to add new investments during the second half of 2020. Below is a brief description of current holdings.

●

Adobe, Inc. is a software business with three main segments. The largest segment licenses a suite of creative software products, called Creative Cloud. We found a small video editing company that pays Adobe ~$10,000 per year in subscription fees. They tried to complete one project without using an Adobe product. They found that they could do it, but just the process of moving a file from one program to another materially increased the labor required for the project. If they removed Adobe products firmwide, they would incur an additional $42,000 in labor expenses. This exercise ignores any qualitative differences between Adobe products and competitors’ products and is evidence of the company’s competitive advantage. Adobe’s Documents Cloud segment is centered around the Adobe-created Portable Document Format (PDF), where its products are the gold standard. The Digital Experience segment is comprised of products that provide tools for companies to manage their marketing and advertising campaigns. We believe that the synergy between content creation and marketing and advertising will allow Adobe to compound earnings at an attractive rate for a long time.

●

Brookfield Asset Management, Inc. is an investment manager that focuses on real estate, infrastructure, renewable resources, private equity, public equity, and distressed assets. There is strong tailwind in movement towards alternative asset managers that should benefit Brookfield. Its funds are long-lived, which provide stability to its revenue stream. The company made a substantial investment into Oaktree Capital Group in 2019, which proved to be timely, given Oaktree’s focus on distressed investments.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

●

Change Healthcare, Inc. is a healthcare information technology company that provides software and services aimed at reducing friction between healthcare providers and payers. The cost for a healthcare provider to submit a claim to a payer is about $6.50. If the claim is denied due to an error, it costs about $130.00 to resolve the issue. One of Change’s most profitable divisions provides a software solution for reducing these claims errors. The company’s shares were split from McKesson Corp on March 10, 2020, during the COVID-19-related stock market sell-off. This transaction resulted in an attractive opportunity to purchase the stock below our estimate of the company’s intrinsic value.

●

Chemed Corporation owns two businesses, both of which have long histories of organic growth and margin expansion. Its Roto-Rooter business provides non-discretionary plumbing and restoration services. Its Vitas business is the leading provider of hospice services in the country. Both businesses should grow organically at attractive rates. The management team has proven to be an astute allocator of capital as well. Since 2007, Chemed has grown its revenue at a 5.1% compounded annual growth rate while returning 84.4% of its cash from operations to shareholders.

●

CoreSite Realty Corporation owns and operates data centers focused on interconnectivity. These interconnection nodes are critical for the functioning of the modern internet and continue to grow in importance as the economy transitions to a telecommute model. CoreSite operates only in the U.S. We estimate that its data centers have 60% of the U.S. access points for Zoom and 17% for Amazon Web Services. We expect it to grow at an acceptable rate for the intermediate future, and we expect to hold it for a long time. Given its U.S. focus in an industry going global, it is also an attractive acquisition target.

●

Equinix, Inc. owns and operates data centers focused on interconnectivity, like CoreSite. However, Equinix operates globally and is the world’s leading operator. Our research uncovered that Equinix data centers contain a disproportionate amount of access points to the world’s leading websites, content, and software services, which provides its data centers with wide moats.

●

Ferrari N.V. is an auto manufacturer, but we view it as a leading luxury goods company. It has a substantial ability to raise prices due to a loyal customer base and long waiting periods for certain models. Specialty models can sell out before the model is even publicly announced. Demand for Ferraris exceeds supply, which allows for stable revenue

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

growth. We believe growth will be strong in the intermediate future due to more aggressive pricing, a strong new model launch slate, a higher priced product mix, and a vehicle designed to address the needs of the Chinese market, where wealthy car owners don’t drive, they are driven.

●

Frontdoor, inc. is the leading supplier of home warranties in the U.S. It has a long history of organic growth. We view our purchase price as attractive relative to the organic growth prospects of the warranty business. However, we are excited about the prospects of their recently launched Candu on-demand home services. We believe Candu has the potential to disrupt the sale and delivery process of home repairs. If successful, Candu can become more valuable than the company’s current valuation.

●

Mastercard, Inc. is a leading credit card network connecting thousands of banks around the world. The company acts as a toll road, earning a fee on each transaction taking place on its network. Mastercard is an extraordinary business, as incremental transactions on its network require little additional cost to support. The rise of e-commerce and the transition away from cash payments are global phenomena that we expect to provide Mastercard with a tailwind for years to come.

●

Microsoft Corporation operates in a cloud platform oligopoly with Amazon and Google (Alphabet). Barriers to entry in the cloud business are huge, and size allows for the largest investment in infrastructure and talent. Additionally, Microsoft has the appearance of being a neutral operator. Cloud customers may have concerns with Google improperly using their data. Additionally, cloud customers may have concerns with Amazon, that in working with them, they are providing funding and proprietary information to a future competitor. Beyond the cloud business, Microsoft’s legacy products still have growth potential and will benefit from the movement of perpetual licensed products to SaaS (software as a service); Office 365 is a top-provisioned cloud app.

●

Moody’s Corporation is a credit rating agency operating an oligopoly with competitors Fitch and S&P Global. Credit ratings are often required by certain investors; consequently, credit ratings increase the demand for issues, thereby lowering the borrowing cost for issuers. The industry has high barriers to entry, as shown by new entrants failing to gain much ground.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

●

SBA Communications Corporation owns and operates the radio towers and other wireless infrastructure that we rely on for cellular devices. Zoning laws and local economies of scale make it highly difficult for competition to challenge SBA. Wireless data usage in the United States grew over 30% in 2019, and SBA will continue to be a beneficiary of this tailwind for many years.

●

S&P Global, Inc. is a credit rating agency as well as the owner of market indices, including this Fund’s benchmark, the S&P 500. S&P’s credit rating agency enjoys the same economic advantages as its competitor, Moody’s, described above. The indices business is also a high-quality business as market participants become standardized on S&P’s intellectual property. Passive investment funds are required to pay fees to S&P as their assets grow, yet little additional investment from S&P is required to support this growth.

●

Tyler Technologies, Inc. has a high amount of recurring revenue and a good customer base comprised of governments and governmental entities. The company has multiple levers to pull to generate growth. It has pricing power. It should benefit from a strong tailwind of governments replacing obsolete legacy systems. Tyler should capture market share from regional or niche competitors. It can broaden its offerings to its clients. Also, they can sell more services to existing clients. We believe they will grow their earnings at an attractive rate for a long time.

●

Valvoline, Inc. was spun-off from Ashland in 2016. Its instant oil change business is one of the most interesting opportunities in the retail sector. We estimate the cash-on-cash return for an instant oil change store to be over 50%. The stores have a long history of same-store-sales (SSS) growth, and the store count could grow at a double-digit rate for a long time. Compared to retailers with similar attributes, such as Ollie’s Bargain Outlet and Five Below, Valvoline is substantially undervalued. The attractiveness of the instant oil change business is obfuscated by Valvoline’s mature North American lubricants business and slower growing International business. We expect management to focus more on the instant oil change business. An activist could force a spinoff of the faster growing instant oil change business.

●	Visa, Inc., like Mastercard described earlier, is a credit card network. The company earns high margins on incremental transactions while enjoying the long-term tailwind of declining cash payments.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

●

Waste Connections, Inc. is a waste hauler with a structural advantage. Just under half of its markets are contractually exclusive, giving Waste Connections a legal monopoly, while the company typically has a low-cost advantage in the remaining markets. The ability to acquire less sophisticated competitors at attractive prices gives Waste Connections a long runway for growth. The management team is one of the best we have come across.

In sum, the Fund’s goal is to outperform its benchmark by acquiring and holding shares of high-quality companies that can grow per-share earnings at an above-average rate. Thank you for partnering with us.

Your investment in the Ave Maria Focused Fund is appreciated.

With best regards,

Chadd M. Garcia, CFA	Adam P. Gaglio, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA FOCUSED FUND

Ten Largest Equity Holdings

June 30, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
3,428	Equinix, Inc.	$2,407,484	10.6%
5,374	Adobe, Inc.	2,339,356	10.3%
11,281	Microsoft Corporation	2,295,796	10.1%
2,341	Chemed Corporation	1,055,955	4.6%
3,178	S&P Global, Inc.	1,047,087	4.6%
5,334	Visa, Inc. - Class A	1,030,369	4.5%
10,809	Waste Connections, Inc.	1,013,776	4.5%
22,205	frontdoor, inc.	984,348	4.3%
3,228	Mastercard, Inc. - Class A	954,520	4.2%
3,176	SBA Communications Corporation	946,194	4.2%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	7.0%
Financials	10.2%
Health Care	6.7%
Industrials	4.5%
Information Technology	31.8%
Materials	4.1%
Real Estate	18.4%
Money Market Funds, Other Assets in Excess of Liabilities	17.3%
100.0%

AVE MARIA FOCUSED FUND

Schedule of Investments

June 30, 2020 (Unaudited)

COMMON STOCKS — 82.7%	Shares	Market Value
Consumer Discretionary — 7.0%
Automobiles — 2.7%
Ferrari N.V.	3,544	$606,059

Diversified Consumer Services — 4.3%
frontdoor, inc. *	22,205	984,348

Financials — 10.2%
Capital Markets — 10.2%
Brookfield Asset Management, Inc. - Class A	15,290	503,041
Moody’s Corporation	2,831	777,761
S&P Global, Inc.	3,178	1,047,087
		2,327,889
Health Care — 6.7%
Health Care Providers & Services — 4.6%
Chemed Corporation	2,341	1,055,955

Health Care Technology — 2.1%
Change Healthcare, Inc. *	42,252	473,222

Industrials — 4.5%
Commercial Services & Supplies — 4.5%
Waste Connections, Inc.	10,809	1,013,776

Information Technology — 31.8%
IT Services — 8.7%
Mastercard, Inc. - Class A	3,228	954,520
Visa, Inc. - Class A	5,334	1,030,369
		1,984,889
Software — 23.1%
Adobe, Inc. *	5,374	2,339,356
Microsoft Corporation	11,281	2,295,796
Tyler Technologies, Inc. *	1,753	608,081
		5,243,233
Materials — 4.1%
Chemicals — 4.1%
Valvoline, Inc.	48,364	934,876

AVE MARIA FOCUSED FUND

SCHEDULE OF INVESTMENTS

(Continued)

COMMON STOCKS — 82.7% (Continued)	Shares	Market Value
Real Estate — 18.4%
Equity Real Estate Investment Trusts (REITs) — 18.4%
CoreSite Realty Corporation	6,840	$828,051
Equinix, Inc.	3,428	2,407,484
SBA Communications Corporation	3,176	946,194
		4,181,729

Total Common Stocks (Cost $17,772,699)		$18,805,976

MONEY MARKET FUNDS — 17.3%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (a)	1,048,899	$1,048,899
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.10% (a)	1,004,598	1,004,598
Federated Hermes U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.07% (a)	1,004,598	1,004,598
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.08% (a)	880,443	880,443
Total Money Market Funds (Cost $3,938,538)		$3,938,538

Total Investments at Market Value — 100.0% (Cost $21,711,237)		$22,744,514

Other Assets in Excess of Liabilities — 0.0% (b)		3,295

Net Assets — 100.0%		$22,747,809

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
(b)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

Ave Maria Bond Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

For the six months ended June 30, 2020, the total return of the Ave Maria Bond Fund (the “Fund”) was 0.29%, compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Index at 5.28%. The underperformance of the Fund was primarily due to the Fund’s common stocks, which sold off sharply during the COVID-19 outbreak. On a long-term basis, we continue to believe common stocks of high-quality, dividend-paying companies will produce substantial current income and price appreciation.

Interest rates during the first half of the year decreased significantly as the 10-year U.S. Treasury Note started the year at a yield of 1.91% and ended the period at 0.65%. In March, the Federal Reserve (the Fed) cut the Fed Funds rate to near 0%, initiated a new round of quantitative easing (QE), and expanded the Fed’s balance sheet from roughly $4 trillion to over $7 trillion. Needless to say, the Fed has undertaken these unprecedented measures in order to help keep the economy from sliding into a deep and long-lived recession.

In March, corporate credit spreads widened to levels last seen during the Great Financial Crisis a decade ago, as fears of the Coronavirus took hold. We used this opportunity to increase the Fund’s exposure to debt of investment-grade companies. Shortly after the Fed’s monetary stimulus measures were announced, spreads quickly tightened back up to near pre-Coronavirus levels.

In reviewing the performance of the Fund during the first half of 2020, the three top-performing assets were the common stocks of Fastenal Co. (industrial distribution), BlackRock, Inc. (investment management) and an intermediate corporate bond issued by Cisco Systems, Inc. (communications equipment). During this period, the Fund’s weakest-performing assets were the common stocks of First Horizon National Corp. (bank), Royal Dutch plc (integrated oil), and Exxon Mobil Corp. (integrated oil).

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA BOND FUND

Ten Largest Holdings*

June 30, 2020 (Unaudited)

Par Value/ Shares	Holding	Market Value	% of Net Assets
$10,000,000	U.S. Treasury Notes, 1.375%, due 01/31/21	$10,068,750	2.6%
$8,000,000	U.S. Treasury Notes, 2.750%, due 09/30/20	8,051,072	2.1%
75,000	Chevron Corporation	6,692,250	1.7%
100,000	Kellogg Company	6,606,000	1.7%
$5,500,000	Electronic Arts, Inc., 4.800%, due 03/01/26	6,566,385	1.7%
12,000	BlackRock, Inc.	6,529,080	1.7%
48,500	Texas Instruments, Inc.	6,158,045	1.6%
$5,500,000	Stryker Corporation, 3.375%, due 05/15/24	5,989,715	1.6%
$5,380,000	Illinois Tool Works, Inc., 2.650%, due 11/15/26	5,934,286	1.5%
31,700	Watsco, Inc.	5,633,090	1.5%

*	Excludes cash equivalents.

Asset Allocation (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS	20.0%

CORPORATE BONDS
Sector
Communication Services	2.9%
Consumer Discretionary	7.1%
Consumer Staples	13.1%
Energy	4.3%
Financials	6.2%
Health Care	2.9%
Industrials	8.3%
Information Technology	9.8%
Materials	4.1%

COMMON STOCKS
Sector
Consumer Discretionary	2.4%
Consumer Staples	2.5%
Energy	2.8%
Financials	4.4%
Health Care	1.4%
Industrials	3.9%
Information Technology	1.6%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	2.3%
100.0%

AVE MARIA BOND FUND

Schedule of Investments

June 30, 2020 (Unaudited)

U.S. TREASURY OBLIGATIONS — 20.0%	Par Value	Market Value
U.S. Treasury Bonds — 1.3%
8.125%, due 05/15/21	$2,000,000	$2,138,359
8.000%, due 11/15/21	2,500,000	2,768,750
		4,907,109
U.S. Treasury Inflation-Protected Notes — 1.8% (a)
1.125%, due 01/15/21	2,344,620	2,365,951
0.625%, due 04/15/23	1,445,402	1,502,881
2.375%, due 01/15/25	1,360,480	1,565,369
0.375%, due 01/15/27	1,486,282	1,601,460
		7,035,661
U.S. Treasury Notes — 16.9%
2.000%, due 07/31/20	5,000,000	5,007,534
2.625%, due 07/31/20	5,000,000	5,010,108
2.625%, due 08/15/20	3,000,000	3,009,059
2.000%, due 09/30/20	3,000,000	3,013,563
2.750%, due 09/30/20	8,000,000	8,051,072
1.375%, due 10/31/20	3,000,000	3,011,774
2.625%, due 11/15/20	3,000,000	3,026,953
2.375%, due 12/31/20	2,000,000	2,021,563
1.375%, due 01/31/21	10,000,000	10,068,750
2.000%, due 02/28/21	3,000,000	3,035,859
2.250%, due 03/31/21	4,000,000	4,062,188
2.375%, due 04/15/21	5,000,000	5,086,328
1.375%, due 04/30/21	3,000,000	3,029,531
1.875%, due 07/31/22	2,500,000	2,588,672
1.625%, due 08/31/22	5,000,000	5,157,031
		65,179,985

Total U.S. Treasury Obligations (Cost $76,498,157)		$77,122,755

CORPORATE BONDS — 58.7%	Par Value	Market Value
Communication Services — 2.9%
Electronic Arts, Inc., 3.700%, due 03/01/21	$4,315,000	$4,396,138
Electronic Arts, Inc., 4.800%, due 03/01/26	5,500,000	6,566,385
		10,962,523
Consumer Discretionary — 7.1%
Lowe’s Companies, Inc., 3.800%, due 11/15/21	1,000,000	1,040,184
Lowe’s Companies, Inc., 3.120%, due 04/15/22	3,000,000	3,122,038
Lowe’s Companies, Inc., 3.125%, due 09/15/24	800,000	870,850
Lowe’s Companies, Inc., 3.375%, due 09/15/25	1,500,000	1,680,192
Lowe’s Companies, Inc., 3.100%, due 05/03/27	5,000,000	5,544,032

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 58.7% (Continued)	Par Value	Market Value
Consumer Discretionary — 7.1% (Continued)
Ross Stores, Inc., 3.375%, due 09/15/24	$3,000,000	$3,218,767
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,348,244
TJX Companies, Inc. (The), 2.500%, due 05/15/23	2,000,000	2,095,024
TJX Companies, Inc. (The), 3.500%, due 04/15/25	3,295,000	3,667,834
TJX Companies, Inc. (The), 2.250%, due 09/15/26	3,426,000	3,661,503
		27,248,668
Consumer Staples — 13.1%
Coca-Cola Company (The), 3.150%, due 11/15/20	3,000,000	3,030,401
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,070,129
Coca-Cola Company (The), 2.200%, due 05/25/22	2,000,000	2,064,914
Coca-Cola Company (The), 2.875%, due 10/27/25	4,820,000	5,353,668
Coca-Cola Company (The), 2.250%, due 09/01/26	922,000	1,001,802
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	3,087,369
Colgate-Palmolive Company, 2.250%, due 11/15/22	500,000	522,833
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,663,000	2,776,531
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	872,652
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	2,055,214
Hershey Company (The), 2.625%, due 05/01/23	4,536,000	4,797,498
Hershey Company (The), 3.375%, due 05/15/23	500,000	539,851
Hershey Company (The), 2.050%, due 11/15/24	3,200,000	3,367,176
Hershey Company (The), 2.300%, due 08/15/26	500,000	540,207
Hormel Foods Corporation, 4.125%, due 04/15/21	3,814,000	3,874,192
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,077,656
Kellogg Company, 4.300%, due 05/15/28	1,000,000	1,178,658
Kimberly-Clark Corporation, 2.400%, due 03/01/22	3,811,000	3,923,979
Kimberly-Clark Corporation, 2.400%, due 06/01/23	440,000	462,385
Kimberly-Clark Corporation, 2.650%, due 03/01/25	1,115,000	1,201,911
Kimberly-Clark Corporation, 2.750%, due 02/15/26	343,000	375,928
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,558,892
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,649,885
		50,383,731
Energy — 4.3%
Chevron Corporation, 2.895%, due 03/03/24	1,824,000	1,959,704
Chevron Corporation, 2.954%, due 05/16/26	1,450,000	1,605,964
Chevron Corporation, 1.995%, due 05/11/27	5,085,000	5,324,556
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	2,061,813
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,765,264
Exxon Mobil Corporation, 2.019%, due 08/16/24	2,650,000	2,766,203
Exxon Mobil Corporation, 2.709%, due 03/06/25	998,000	1,071,095
		16,554,599

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 58.7% (Continued)	Par Value	Market Value
Financials — 6.2%
BlackRock, Inc., 3.500%, due 03/18/24	$2,500,000	$2,769,364
BlackRock, Inc., 3.200%, due 03/15/27	1,000,000	1,127,284
Chubb INA Holdings, Inc., 3.150%, due 03/15/25	3,809,000	4,208,855
Moody’s Corporation, 4.500%, due 09/01/22	1,000,000	1,073,888
Moody’s Corporation, 2.625%, due 01/15/23	3,319,000	3,479,298
Moody’s Corporation, 4.875%, due 02/15/24	1,500,000	1,695,056
Moody’s Corporation, 3.250%, due 01/15/28	1,750,000	1,942,085
PNC Financial Services Group, Inc. (The), 3.250%, due 06/01/25	1,528,000	1,694,346
PNC Financial Services Group, Inc. (The), 3.250%, due 01/22/28	4,380,000	4,903,578
U.S. Bancorp, 3.375%, due 02/05/24	1,000,000	1,092,998
		23,986,752
Health Care — 2.9%
Medtronic, Inc., 3.500%, due 03/15/25	1,000,000	1,128,452
Stryker Corporation, 3.375%, due 05/15/24	5,500,000	5,989,715
Stryker Corporation, 3.500%, due 03/15/26	500,000	562,299
Zimmer Biomet Holdings, Inc., 3.550%, due 04/01/25	3,130,000	3,399,566
		11,080,032
Industrials — 8.3%
3M Company, 2.000%, due 06/26/22	1,073,000	1,106,746
3M Company, 2.250%, due 03/15/23	3,000,000	3,134,479
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,136,622
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,450,000	2,683,683
Illinois Tool Works, Inc., 2.650%, due 11/15/26	5,380,000	5,934,286
PACCAR Financial Corporation, 1.650%, due 08/11/21	3,750,000	3,800,048
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,115,288
United Parcel Service, Inc., 2.350%, due 05/16/22	2,990,000	3,092,435
United Parcel Service, Inc., 2.200%, due 09/01/24	3,410,000	3,594,662
United Parcel Service, Inc., 2.800%, due 11/15/24	1,000,000	1,083,432
United Parcel Service, Inc., 2.400%, due 11/15/26	2,869,000	3,123,497
		31,805,178
Information Technology — 9.8%
Cisco Systems, Inc., 2.200%, due 02/28/21	4,239,000	4,290,727
Cisco Systems, Inc., 2.600%, due 02/28/23	2,475,000	2,603,062
Cisco Systems, Inc., 3.625%, due 03/04/24	500,000	556,968
Cisco Systems, Inc., 2.500%, due 09/20/26	3,080,000	3,407,824
Mastercard, Inc., 3.375%, due 04/01/24	3,855,000	4,264,983
Mastercard, Inc., 2.000%, due 03/03/25	4,375,000	4,641,454
Mastercard, Inc., 2.950%, due 11/21/26	500,000	562,081
Mastercard, Inc., 3.300%, due 03/26/27	2,149,000	2,433,942

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 58.7% (Continued)	Par Value	Market Value
Information Technology — 9.8% (Continued)
Mastercard, Inc., 3.500%, due 02/26/28	$450,000	$516,879
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,618,453
Texas Instruments, Inc., 1.375%, due 03/12/25	1,160,000	1,190,823
Texas Instruments, Inc., 2.900%, due 11/03/27	240,000	269,138
Texas Instruments, Inc., 2.250%, due 09/04/29	1,112,000	1,183,666
Visa, Inc., 2.150%, due 09/15/22	4,000,000	4,156,785
Visa, Inc., 3.150%, due 12/14/25	3,905,000	4,349,969
Visa, Inc., 2.750%, due 09/15/27	750,000	826,938
		37,873,692
Materials — 4.1%
Ecolab, Inc., 4.350%, due 12/08/21	4,292,000	4,533,647
Ecolab, Inc., 2.375%, due 08/10/22	415,000	430,781
Ecolab, Inc., 3.250%, due 01/14/23	5,000,000	5,306,512
Ecolab, Inc., 2.700%, due 11/01/26	2,750,000	3,052,698
Praxair, Inc., 2.250%, due 09/24/20	2,000,000	2,008,000
Praxair, Inc., 4.050%, due 03/15/21	500,000	513,166
		15,844,804

Total Corporate Bonds (Cost $216,362,673)		$225,739,979

COMMON STOCKS — 19.0%	Shares	Market Value
Consumer Discretionary — 2.4%
Distributors — 1.1%
Genuine Parts Company	49,300	$4,287,128

Textiles, Apparel & Luxury Goods — 1.3%
VF Corporation	80,000	4,875,200

Consumer Staples — 2.5%
Beverages — 0.8%
Coca-Cola European Partners plc	80,000	3,020,800

Food Products — 1.7%
Kellogg Company	100,000	6,606,000

Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
Chevron Corporation	75,000	6,692,250
Royal Dutch Shell plc - Class B - ADR	140,000	4,263,000
		10,955,250

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.0% (Continued)	Shares	Market Value
Financials — 4.4%
Banks — 1.0%
Truist Financial Corporation	95,000	$3,567,250

Capital Markets — 1.7%
BlackRock, Inc.	12,000	6,529,080

Diversified Financial Services — 1.0%
Western Union Company (The)	180,000	3,891,600

Insurance — 0.7%
Fidelity National Financial, Inc.	90,000	2,759,400

Health Care — 1.4%
Health Care Equipment & Supplies — 1.4%
Medtronic plc	60,000	5,502,000

Industrials — 3.9%
Air Freight & Logistics — 1.4%
United Parcel Service, Inc. - Class B	50,000	5,559,000

Trading Companies & Distributors — 2.5%
Fastenal Company	90,000	3,855,600
Watsco, Inc.	31,700	5,633,090
		9,488,690
Information Technology — 1.6%
Semiconductors & Semiconductor Equipment — 1.6%
Texas Instruments, Inc.	48,500	6,158,045

Total Common Stocks (Cost $70,754,919)		$73,199,443

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.8%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.08% (b) (Cost $6,744,443)	6,744,443	$6,744,443

Total Investments at Market Value — 99.5% (Cost $370,360,192)		$382,806,620

Other Assets in Excess of Liabilities — 0.5%		1,775,135

Net Assets — 100.0%		$384,581,755

ADR - American Depositary Receipt.
(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Assets and Liabilities

June 30, 2020 (Unaudited)

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$188,886,045	$590,822,686	$659,391,009
At market value (Note 1)	$205,091,285	$841,185,661	$772,437,208
Cash	—	88,995	31,620
Receivable for capital shares sold	99,846	295,946	309,848
Receivable for investment securities sold	927,298	—	—
Dividends receivable	89,886	350,267	1,286,275
Other assets	21,919	44,641	38,779
TOTAL ASSETS	206,230,234	841,965,510	774,103,730

LIABILITIES
Dividends payable	—	—	321,007
Payable for capital shares redeemed	64,191	723,206	704,379
Payable for investment securities purchased	3,739,791	—	—
Payable to Adviser (Note 2)	410,952	1,479,205	1,384,152
Payable to administrator (Note 2)	17,108	69,971	64,761
Other accrued expenses	16,699	38,374	37,568
TOTAL LIABILITIES	4,248,741	2,310,756	2,511,867

NET ASSETS	$201,981,493	$839,654,754	$771,591,863

NET ASSETS CONSIST OF:
Paid-in capital	$188,587,290	$561,071,808	$663,279,608
Accumulated earnings	13,394,203	278,582,946	108,312,255
NET ASSETS	$201,981,493	$839,654,754	$771,591,863
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,372,730	22,339,031	46,721,905
Net asset value, offering price and redemption price per share (Note 1)	$16.32	$37.59	$16.51

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited) (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$54,719,901	$21,711,237	$370,360,192
At market value (Note 1)	$61,335,552	$22,744,514	$382,806,620
Cash	6,138	1,376	—
Receivable for capital shares sold	12,799	—	155,328
Dividends and interest receivable	143,410	8,515	2,132,014
Other assets	20,255	22,884	32,101
TOTAL ASSETS	61,518,154	22,777,289	385,126,063

LIABILITIES
Dividends payable	—	—	64,476
Payable for capital shares redeemed	40,867	—	142,714
Payable to Adviser (Note 2)	133,516	19,760	282,017
Payable to administrator (Note 2)	5,245	2,000	28,785
Other accrued expenses	11,401	7,720	26,316
TOTAL LIABILITIES	191,029	29,480	544,308

NET ASSETS	$61,327,125	$22,747,809	$384,581,755

NET ASSETS CONSIST OF:
Paid-in capital	$57,213,931	$21,708,021	$370,478,423
Accumulated earnings	4,113,194	1,039,788	14,103,332
NET ASSETS	$61,327,125	$22,747,809	$384,581,755
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,560,234	2,139,452	33,268,817
Net asset value, offering price and redemption price per share (Note 1)	$13.45	$10.63	$11.56

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,889,136	$3,373,447	$9,020,583
Foreign withholding taxes on dividends	—	(33,930)	(98,951)
TOTAL INVESTMENT INCOME	1,889,136	3,339,517	8,921,632

EXPENSES
Investment advisory fees (Note 2)	888,774	3,014,911	3,002,942
Administration, accounting and transfer agent fees (Note 2)	104,915	403,514	398,929
Trustees’ fees and expenses (Note 2)	23,638	85,392	89,601
Postage and supplies	17,019	48,908	47,848
Registration and filing fees	16,230	26,544	21,396
Audit and tax services fees	11,374	28,004	26,371
Legal fees	16,905	16,905	16,905
Custodian and bank service fees	8,166	24,067	26,099
Advisory board fees and expenses (Note 2)	3,780	13,536	14,542
Insurance expense	7,155	8,805	9,696
Printing of shareholder reports	5,968	9,869	9,238
Compliance service fees and expenses (Note 2)	1,812	7,286	6,915
Other expenses	13,392	24,645	24,859
TOTAL EXPENSES	1,119,128	3,712,386	3,695,341

NET INVESTMENT INCOME (LOSS)	770,008	(372,869)	5,226,291

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	(3,581,045)	28,592,840	(4,714,130)
Net change in unrealized appreciation (depreciation) on investments	(39,359,722)	(38,176,349)	(111,052,641)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(42,940,767)	(9,583,509)	(115,766,771)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(42,170,759)	$(9,956,378)	$(110,540,480)

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2020 (Unaudited) (Continued)(a)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$526,248	$30,732	$1,493,227
Foreign withholding taxes on dividends	(24,911)	(459)	(175)
Interest	—	—	3,136,341
TOTAL INVESTMENT INCOME	501,337	30,273	4,629,393

EXPENSES
Investment advisory fees (Note 2)	303,956	25,239	569,407
Administration, accounting and transfer agent fees (Note 2)	32,114	4,000	172,358
Trustees’ fees and expenses (Note 2)	7,360	—	42,778
Postage and supplies	6,381	164	15,245
Registration and filing fees	15,466	3,660	23,178
Audit and tax services fees	7,685	4,796	16,112
Legal fees	16,905	1,764	16,905
Custodian and bank service fees	3,498	600	13,290
Advisory board fees and expenses (Note 2)	1,134	—	6,578
Insurance expense	3,879	—	7,272
Printing of shareholder reports	2,962	920	4,612
Compliance service fees and expenses (Note 2)	552	101	3,605
Other expenses	11,058	1,452	24,167
TOTAL EXPENSES	412,950	42,696	915,507
Less fee reductions by the Adviser (Note 2)	(13,006)	(5,580)	—
NET EXPENSES	399,944	37,116	915,507

NET INVESTMENT INCOME (LOSS)	101,393	(6,843)	3,713,886

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	(2,573,840)	13,354	1,672,425
Net change in unrealized appreciation (depreciation) on investments	(9,187,779)	1,033,277	(5,266,871)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(11,761,619)	1,046,631	(3,594,446)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,660,226)	$1,039,788	$119,440

(a)	Except for the Ave Maria Focused Fund, which represents the period from the commencement of operations (May 1, 2020) through June 30, 2020.
See accompanying notes to financial statements.

Ave Maria Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$770,008	$94,740
Net realized gains (losses) from investment transactions	(3,581,045)	12,330,238
Net change in unrealized appreciation (depreciation) on investments	(39,359,722)	30,654,966
Net increase (decrease) in net assets resulting from operations	(42,170,759)	43,079,944

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(12,431,593)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,481,050	21,172,839
Reinvestment of distributions to shareholders	—	11,853,432
Payments for shares redeemed	(18,072,202)	(27,412,297)
Net increase (decrease) in net assets from capital share transactions	(3,591,152)	5,613,974

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,761,911)	36,262,325

NET ASSETS
Beginning of period	247,743,404	211,481,079
End of period	$201,981,493	$247,743,404

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	891,739	1,068,769
Shares issued in reinvestment of distributions to shareholders	—	603,228
Shares redeemed	(1,106,677)	(1,385,794)
Net increase (decrease) in shares outstanding	(214,938)	286,203
Shares outstanding, beginning of period	12,587,668	12,301,465
Shares outstanding, end of period	12,372,730	12,587,668

See accompanying notes to financial statements.

Ave Maria Growth Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(372,869)	$35,611
Net realized gains from investment transactions	28,592,840	14,295,605
Net change in unrealized appreciation (depreciation) on investments	(38,176,349)	206,413,769
Net increase (decrease) in net assets resulting from operations	(9,956,378)	220,744,985

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(14,275,838)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	130,918,006	180,023,858
Reinvestment of distributions to shareholders	—	13,554,971
Payments for shares redeemed	(136,070,769)	(123,090,103)
Net increase (decrease) in net assets from capital share transactions	(5,152,763)	70,488,726

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,109,141)	276,957,873

NET ASSETS
Beginning of period	854,763,895	577,806,022
End of period	$839,654,754	$854,763,895

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,767,384	5,179,690
Shares issued in reinvestment of distributions to shareholders	—	357,271
Shares redeemed	(3,922,391)	(3,538,946)
Net increase (decrease) in shares outstanding	(155,007)	1,998,015
Shares outstanding, beginning of period	22,494,038	20,496,023
Shares outstanding, end of period	22,339,031	22,494,038

See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$5,226,291	$10,942,259
Net realized gains (losses) from investment transactions	(4,714,130)	61,112,499
Net change in unrealized appreciation (depreciation) on investments	(111,052,641)	138,759,926
Net increase (decrease) in net assets resulting from operations	(110,540,480)	210,814,684

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(5,246,105)	(72,019,270)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	74,384,598	132,949,834
Reinvestment of distributions to shareholders	4,646,725	64,860,750
Payments for shares redeemed	(144,737,867)	(164,331,511)
Net increase (decrease) in net assets from capital share transactions	(65,706,544)	33,479,073

TOTAL INCREASE (DECREASE) IN NET ASSETS	(181,493,129)	172,274,487

NET ASSETS
Beginning of period	953,084,992	780,810,505
End of period	$771,591,863	$953,084,992

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	4,693,836	7,269,107
Shares issued in reinvestment of distributions to shareholders	309,525	3,481,659
Shares redeemed	(9,309,627)	(9,043,867)
Net increase (decrease) in shares outstanding	(4,306,266)	1,706,899
Shares outstanding, beginning of period	51,028,171	49,321,272
Shares outstanding, end of period	46,721,905	51,028,171

See accompanying notes to financial statements.

Ave Maria World Equity Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$101,393	$504,431
Net realized gains (losses) from investment transactions	(2,573,840)	2,708,192
Net change in unrealized appreciation (depreciation) on investments	(9,187,779)	12,253,945
Net increase (decrease) in net assets resulting from operations	(11,660,226)	15,466,568

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(3,243,084)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,487,128	13,022,485
Reinvestment of distributions to shareholders	—	2,983,300
Payments for shares redeemed	(10,402,152)	(11,370,792)
Net increase (decrease) in net assets from capital share transactions	(915,024)	4,634,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,575,250)	16,858,477

NET ASSETS
Beginning of period	73,902,375	57,043,898
End of period	$61,327,125	$73,902,375

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	730,445	843,278
Shares issued in reinvestment of distributions to shareholders	—	187,273
Shares redeemed	(792,654)	(764,079)
Net increase (decrease) in shares outstanding	(62,209)	266,472
Shares outstanding, beginning of period	4,622,443	4,355,971
Shares outstanding, end of period	4,560,234	4,622,443

See accompanying notes to financial statements.

Ave Maria Focused Fund

Statement of Changes in Net Assets

Period Ended June 30, 2020 (Unaudited)(a)
FROM OPERATIONS
Net investment loss	$(6,843)
Net realized gains from investment transactions	13,354
Net change in unrealized appreciation (depreciation) on investments	1,033,277
Net increase in net assets resulting from operations	1,039,788

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,719,736
Payments for shares redeemed	(11,715)
Net increase in net assets from capital share transactions	21,708,021

TOTAL INCREASE IN NET ASSETS	22,747,809

NET ASSETS
Beginning of period	—
End of period	$22,747,809

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,140,565
Shares redeemed	(1,113)
Net increase in shares outstanding	2,139,452
Shares outstanding, beginning of period	—
Shares outstanding, end of period	2,139,452

(a)	Represents the period from commencement of operations (May 1, 2020) through June 30, 2020.
See accompanying notes to financial statements.

Ave Maria Bond Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$3,713,886	$6,809,543
Net realized gains from investment transactions	1,672,425	5,566,998
Net change in unrealized appreciation (depreciation) on investments	(5,266,871)	15,701,342
Net increase in net assets resulting from operations	119,440	28,077,883

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(3,729,407)	(12,384,326)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	60,437,275	114,713,938
Reinvestment of distributions to shareholders	3,354,270	11,201,957
Payments for shares redeemed	(70,450,005)	(70,474,950)
Net increase (decrease) in net assets from capital share transactions	(6,658,460)	55,440,945

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,268,427)	71,134,502

NET ASSETS
Beginning of period	394,850,182	323,715,680
End of period	$384,581,755	$394,850,182

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,312,851	9,946,278
Shares issued in reinvestment of distributions to shareholders	295,026	966,855
Shares redeemed	(6,267,518)	(6,129,550)
Net increase (decrease) in shares outstanding	(659,641)	4,783,583
Shares outstanding, beginning of period	33,928,458	29,144,875
Shares outstanding, end of period	33,268,817	33,928,458

See accompanying notes to financial statements.

Ave Maria Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of period	$19.68		$17.19	$20.88	$19.12	$16.42	$19.97

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.01	(0.03)	(0.06)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	(3.42)		3.52	(1.81)	3.46	2.73	(3.54)
Total from investment operations	(3.36)		3.53	(1.84)	3.40	2.70	(3.53)

Less distributions:
From net investment income	—		(0.01)	—	—	—	(0.01)
From net realized gains on investments	—		(1.03)	(1.85)	(1.64)	—	(0.01)
Total distributions	—		(1.04)	(1.85)	(1.64)	—	(0.02)

Net asset value at end of period	$16.32		$19.68	$17.19	$20.88	$19.12	$16.42

Total return (a)	(17.1	%)(b)	20.5%	(8.8%)	17.7%	16.4%	(17.7%)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$201,981		$247,743	$211,481	$249,892	$224,593	$211,879

Ratio of total expenses to average net assets	1.07	%(c)	1.11%	1.18%	1.19%	1.20%	1.18%

Ratio of net investment income (loss) to average net assets	0.74	%(c)	0.04%	(0.13%)	(0.32%)	(0.15%)	0.06%

Portfolio turnover rate	50	%(b)	40%	43%	40%	47%	63%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

Ave Maria Growth Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of period	$38.00		$28.19		$30.80	$26.44	$25.02	$28.24

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.00	(a)	0.06	0.03	0.02	0.07
Net realized and unrealized gains (losses) on investments	(0.39)		10.45		(0.63)	7.22	3.01	(0.81)
Total from investment operations	(0.41)		10.45		(0.57)	7.25	3.03	(0.74)

Less distributions:
From net investment income	—		(0.00	)(a)	(0.06)	(0.03)	(0.02)	(0.07)
From net realized gains on investments	—		(0.64)		(1.98)	(2.86)	(1.59)	(2.41)
Total distributions	—		(0.64)		(2.04)	(2.89)	(1.61)	(2.48)

Net asset value at end of period	$37.59		$38.00		$28.19	$30.80	$26.44	$25.02

Total return (b)	(1.1	%)(c)	37.1%		(1.8%)	27.4%	12.1%	(2.7%)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$839,655		$854,764		$577,806	$482,515	$351,085	$300,119

Ratio of total expenses to average net assets	0.92	%(d)	0.94%		0.95%	1.08%	1.17%	1.17%

Ratio of net investment income (loss) to average net assets	(0.09	%)(d)	0.00	%(e)	0.19%	0.10%	0.09%	0.24%

Portfolio turnover rate	16	%(c)	15%		33%	26%	29%	32%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Percentage rounds to less than 0.01%.
See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of period	$18.68		$15.83	$18.44	$16.79	$15.58	$17.72

Income (loss) from investment operations:
Net investment income	0.11		0.23	0.24	0.20	0.27	0.24
Net realized and unrealized gains (losses) on investments	(2.17)		4.12	(1.13)	2.62	2.11	(1.27)
Total from investment operations	(2.06)		4.35	(0.89)	2.82	2.38	(1.03)

Less distributions:
From net investment income	(0.11)		(0.23)	(0.25)	(0.20)	(0.28)	(0.23)
From net realized gains on investments	—		(1.27)	(1.47)	(0.97)	(0.89)	(0.88)
Total distributions	(0.11)		(1.50)	(1.72)	(1.17)	(1.17)	(1.11)

Net asset value at end of period	$16.51		$18.68	$15.83	$18.44	$16.79	$15.58

Total return (a)	(11.0	%)(b)	27.6%	(4.8%)	16.8%	15.3%	(5.9%)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$771,592		$953,085	$780,811	$970,109	$828,649	$750,890

Ratio of total expenses to average net assets	0.92	%(c)	0.93%	0.93%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets	1.31	%(c)	1.23%	1.25%	1.12%	1.61%	1.38%

Portfolio turnover rate	26	%(b)	30%	31%	26%	24%	35%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

Ave Maria World Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of period	$15.99		$13.10	$15.08	$13.18	$12.36	$13.22

Income (loss) from investment operations:
Net investment income	0.02		0.11	0.15	0.07	0.06	0.07
Net realized and unrealized gains (losses) on investments	(2.56)		3.51	(1.49)	2.29	1.01	(0.70)
Total from investment operations	(2.54)		3.62	(1.34)	2.36	1.07	(0.63)

Less distributions:
From net investment income	—		(0.11)	(0.15)	(0.07)	(0.06)	(0.07)
From net realized gains on investments	—		(0.62)	(0.49)	(0.39)	(0.19)	(0.16)
Total distributions	—		(0.73)	(0.64)	(0.46)	(0.25)	(0.23)

Net asset value at end of period	$13.45		$15.99	$13.10	$15.08	$13.18	$12.36

Total return (a)	(15.9	%)(b)	27.7%	(8.9%)	17.9%	8.7%	(4.8%)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$61,327		$73,902	$57,044	$62,170	$46,030	$41,199

Ratio of total expenses to average net assets	1.29	%(c)	1.29%	1.34%	1.41%	1.45%	1.50%

Ratio of net expenses to average net assets (d)	1.25	%(c)	1.25%	1.25%	1.25%	1.33%	1.50%

Ratio of net investment income to average net assets (d)	0.32	%(c)	0.77%	0.98%	0.50%	0.50%	0.51%

Portfolio turnover rate	30	%(b)	37%	33%	29%	42%	35%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratio was determined after advisory fee reductions (Note 2).
See accompanying notes to financial statements.

Ave Maria Focused Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended June 30, 2020 (Unaudited)(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.00	)(b)
Net realized and unrealized gains on investments	0.63
Total from investment operations	0.63

Net asset value at end of period	$10.63

Total return (c)	6.3	%(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$22,748

Ratio of total expenses to average net assets	1.44	%(e)

Ratio of net expenses to average net assets (f)	1.25	%(e)

Ratio of net investment loss to average net assets (f)	(0.23	%)(e)

Portfolio turnover rate	10	%(d)

(a)	Represents the period from the commencement of operations (May 1, 2020) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions (Note 2).
See accompanying notes to financial statements.

Ave Maria Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of period	$11.64		$11.11	$11.42	$11.19	$11.02	$11.15

Income (loss) from investment operations:
Net investment income	0.11		0.22	0.19	0.17	0.15	0.14
Net realized and unrealized gains (losses) on investments	(0.08)		0.70	(0.14)	0.30	0.35	(0.06)
Total from investment operations	0.03		0.92	0.05	0.47	0.50	0.08

Less distributions:
From net investment income	(0.11)		(0.22)	(0.19)	(0.17)	(0.15)	(0.14)
From net realized gains on investments	—		(0.17)	(0.17)	(0.07)	(0.18)	(0.07)
Total distributions	(0.11)		(0.39)	(0.36)	(0.24)	(0.33)	(0.21)

Net asset value at end of period	$11.56		$11.64	$11.11	$11.42	$11.19	$11.02

Total return (a)	0.3	%(b)	8.3%	0.4%	4.2%	4.5%	0.7%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$384,582		$394,850	$323,716	$307,234	$248,971	$223,842

Ratio of total expenses to average net assets	0.48	%(c)	0.49%	0.50%	0.50%	0.50%	0.51%

Ratio of net investment income to average net assets	1.96	%(c)	1.91%	1.68%	1.47%	1.34%	1.30%

Portfolio turnover rate	29	%(b)	31%	26%	19%	21%	25%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series, except for the Ave Maria Focused Fund, which is a non-diversified series, of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Focused Fund commenced operations on May 1, 2020.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Focused Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of June 30, 2020:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$172,216,128	$—	$—	$172,216,128
Money Market Funds	32,875,157	—	—	32,875,157
Total	$205,091,285	$—	$—	$205,091,285

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$781,636,541	$—	$—	$781,636,541
Money Market Funds	59,549,120	—	—	59,549,120
Total	$841,185,661	$—	$—	$841,185,661

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$742,239,719	$—	$—	$742,239,719
Money Market Funds	30,197,489	—	—	30,197,489
Total	$772,437,208	$—	$—	$772,437,208

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$59,304,454	$—	$—	$59,304,454
Money Market Funds	2,031,098	—	—	2,031,098
Total	$61,335,552	$—	$—	$61,335,552

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Focused Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$18,805,976	$—	$—	$18,805,976
Money Market Funds	3,938,538	—	—	3,938,538
Total	$22,744,514	$—	$—	$22,744,514

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$77,122,755	$—	$77,122,755
Corporate Bonds	—	225,739,979	—	225,739,979
Common Stocks	73,199,443	—	—	73,199,443
Money Market Funds	6,744,443	—	—	6,744,443
Total	$79,943,886	$302,862,734	$—	$382,806,620

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the period ended June 30, 2020.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2020:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Federal income tax cost	$188,886,045	$590,822,686	$659,391,009
Gross unrealized appreciation	$28,617,505	$258,474,389	$138,274,595
Gross unrealized depreciation	(12,412,265)	(8,111,414)	(25,228,396)
Net unrealized appreciation	16,205,240	250,362,975	113,046,199
Accumulated ordinary income (loss)	770,008	(372,869)	(19,814)
Other gains (losses)	(3,581,045)	28,592,840	(4,714,130)
Accumulated earnings	$13,394,203	$278,582,946	$108,312,255

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Federal income tax cost	$54,749,899	$21,738,850	$370,360,192
Gross unrealized appreciation	$10,607,360	$1,143,199	$19,632,375
Gross unrealized depreciation	(4,021,707)	(137,535)	(7,185,947)
Net unrealized appreciation	6,585,653	1,005,664	12,446,428
Accumulated ordinary income (loss)	101,393	(6,843)	(15,521)
Other gains (losses)	(2,573,852)	40,967	1,672,425
Accumulated earnings	$4,113,194	$1,039,788	$14,103,332

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria World Equity Fund and the Ave Maria Focused Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund as of June 30, 2020.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Focused

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended June 30, 2020 and December 31, 2019 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Value Fund:
June 30, 2020	$—	$—	$—
December 31, 2019	$94,740	$12,330,238	$12,424,978
Ave Maria Growth Fund:
June 30, 2020	$—	$—	$—
December 31, 2019	$35,611	$14,237,413	$14,273,024
Ave Maria Rising Dividend Fund:
June 30, 2020	$5,246,105	$—	$5,246,105
December 31, 2019	$10,942,259	$61,071,953	$72,014,212
Ave Maria World Equity Fund:
June 30, 2020	$—	$—	$—
December 31, 2019	$504,431	$2,738,202	$3,242,633
Ave Maria Focused Fund:
June 30, 2020	$—	$—	$—
Ave Maria Bond Fund
June 30, 2020	$3,729,407	$—	$3,729,407
December 31, 2019	$7,148,408	$5,230,638	$12,379,046

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives fees based on a percentage of the average daily net assets of each Fund, which are accrued daily and paid quarterly, at the annual rates as stated below:

Ave Maria Value Fund	0.85%
Ave Maria Growth Fund	0.75%
Ave Maria Rising Dividend Fund	0.75%
Ave Maria World Equity Fund	0.95%
Ave Maria Focused Fund	0.85%
Ave Maria Bond Fund	0.30%

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2021 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2023 so that the ordinary operating expenses of the Ave Maria Focused Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the period ended June 30, 2020, the Adviser reduced its investment advisory fees by $13,006 and $5,580 with respect to the Ave Maria World Equity Fund and the Ave Maria Focused Fund, respectively.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Funds. As of June 30, 2020, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund and the Ave Maria Focused Fund totaling $130,057 and $5,580 , respectively, no later than the dates as stated below:

	Ave Maria World Equity Fund	Ave Maria Focused Fund
December 31, 2020	$33,994	$—
December 31, 2021	58,061	—
December 31, 2022	24,996	—
June 30, 2023	13,006	5,580
Total	$130,057	$5,580

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $53,000 (except that such fee is $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, except Lawrence Kudlow, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the period ended June 30, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Purchases of investment securities	$89,817,387	$120,080,153	$200,130,901
Proceeds from sales of investment securities	$85,240,491	$157,276,578	$257,599,686

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Purchases of investment securities	$18,423,823	$19,273,749	$96,663,578
Proceeds from sales and maturities of investment securities	$18,133,472	$1,514,404	$31,771,882

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2020, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Focused Fund had 30.2%, 28.7% and 31.8%, respectively, of the value of their net assets invested in stocks within the information technology sector.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS

About Your Funds’ Expenses

(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2020) and held until the end of the period (June 30, 2020), except that for the Ave Maria Focused Fund, the ongoing costs reflected in the table below are based on an investment of $1,000 made at the commencement of operations (May 1, 2020) and held until the end of the period (June 30, 2020).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

	Beginning Account Value January 1, 2020(a)	Ending Account Value June 30, 2020	Net Expense Ratio(b)	Expenses Paid During Period(c)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$ 829.30	1.07%	$4.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.54	1.07%	$5.37

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$ 989.20	0.92%	$4.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.29	0.92%	$4.62

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$ 890.30	0.92%	$4.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.29	0.92%	$4.62

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$ 841.20	1.25%	$5.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.65	1.25%	$6.27

Ave Maria Focused Fund
Based on Actual Fund Return	$1,000.00	$ 1,063.00	1.25%	$2.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.65	1.25%	$6.27

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$ 1,002.90	0.48%	$2.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.48	0.48%	$2.41

(a)	For the Ave Maria Focused Fund, Beginning Account Value is as of May 1, 2020 (date of commencement of operations) for the Actual Fund Return Information.
(b)

Annualized, based on each Fund’s most recent one-half year expenses, except for the Ave Maria Focused Fund which is annualized, based on the Fund’s expenses during the period since the commencement of operations.

(c)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), except for the Ave Maria Focused Fund, which is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 61/366 (to reflect the period since commencement of operations) and 182/366 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

AVE MARIA MUTUAL FUNDS

Other Information

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

AVE MARIA MUTUAL FUNDS

Approval of Advisory Agreements

(Unaudited)

Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund and Ave Maria Bond Fund

At an in-person meeting held on February 8, 2020 (the “Board Meeting”), the Board of Trustees of the Trust, including the Independent Trustees voting separately, reviewed and unanimously approved the continuation of the Advisory Agreements with Schwartz Investment Counsel, Inc. (the “Adviser”) (the “Advisory Agreements”) on behalf of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, each a series of the Trust (each, a “Fund,” and collectively, the “Ave Maria Mutual Funds” or “Funds”), for an additional one-year period.

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreements, including whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Independent Trustees also reviewed performance and expense comparisons for each Fund prepared by Strategic Insight, an independent third-party provider of mutual fund data. The Strategic Insight materials included information regarding advisory fee rates, other operating expenses, expense ratios, and performance comparisons to each Fund’s peer group and to a broad-based securities index. Prior to the Board Meeting, the Independent Trustees discussed separately with Strategic Insight the methodologies that it used to construct its report and the Morningstar, Inc. (“Morningstar”) categories that it identified to base its peer group comparisons for the Funds and other aspects of its report. The Independent Trustees met separately with independent counsel to discuss the continuance of the Advisory Agreements, during which time, no representatives of the Adviser were present.

The Independent Trustees considered that they meet with the portfolio managers of each Fund at regularly scheduled meetings over the course of the year to discuss the investment results, portfolio composition, and economic, political and other developments affecting the financial markets in general and the performance of each Fund. They also considered that the Adviser had provided its views on the overall condition of the economy and the markets, including the factors that might have influenced the markets, investor preferences and market sentiment.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

The Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratios of the Funds with those of comparable investment companies and any model portfolios under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues and profitability for providing services to the Funds; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

As part of this process, the Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to each Fund (and the methodology by which such profitability was calculated);

●	each Fund’s performance;

●	the extent to which economies of scale may be realized as a Fund grows; and

●	whether current fee levels reflect these economies of scale for the benefit of a Fund’s shareholders.

In their consideration of the nature, extent and quality of services provided to the Funds, the Trustees discussed the responsibilities of the Adviser under the Advisory Agreements and the investment management process applied to each Fund. The Trustees reviewed the background and experience of the Adviser’s key investment and research personnel, the co-portfolio management structure for the Ave Maria Mutual Funds, and the research process and brokerage practices that are applied in the management of the Funds. The Trustees considered that the Adviser provides a broad range of services to the Funds in addition to portfolio management, which include sales and marketing, website management, proxy voting, regulatory compliance and liquidity risk management services. The Trustees had discussed the background and experience of the Adviser’s operational and compliance personnel and the Trust’s overall compliance record. The Trustees had considered the stability of the Adviser, its investment approach and the quality of its risk management program, technology capabilities, shareholder support services and shareholder communications. The Trustees also previously noted the risks assumed by the Adviser in connection with the services provided to the Funds, including investment, operational, enterprise, regulatory and compliance risks. The Trustees concluded that the nature, extent and quality of the services to the Funds were satisfactory.

The Trustees reviewed information provided by Strategic Insight on the advisory fees paid by each Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Trustees compared each Fund’s net management fee, of which a Fund’s advisory fee is a part, with the net management fees of representative funds within its Morningstar peer group for periods ended November 30, 2019. The Trustees noted that the Morningstar information showed that the net management fee

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

ratio for the Ave Maria Growth Fund and the Ave Maria Bond Fund was lower than the median net management fee ratios of their respective Morningstar peers and the net management fee ratio for the Ave Maria Value Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund was higher than the median net management fee ratios of their respective Morningstar peers. The Trustees compared the net total expense ratio of each Fund with the net total expense ratios of representative funds within its Morningstar peer group. The Trustees noted that the Morningstar information showed that the net total expense ratio for each of the Ave Maria Mutual Funds was lower than the median net total expense ratio of their respective Morningstar peers and that each Fund’s net total expense ratio ranked in the 1st quartile of its respective Morningstar peer group. The Trustees considered that the Adviser had reduced the advisory fee rate for the Ave Maria Value Fund from 0.95% to 0.85% effective May 1, 2019. The Trustees also considered that the Adviser had waived a portion of its advisory fees on behalf of the Ave Maria World Equity Fund. The Trustees considered the fees the Adviser charges for its model portfolio accounts having similar strategies to certain of the Funds. The Independent Trustees considered the Adviser’s explanation that the differences between the advisory fees paid by these Funds and the advisory fees paid by the model portfolios reflect operational and regulatory differences between advising these Funds and the model portfolio accounts, and the Adviser’s additional explanation that the nature and scope of services required of the Adviser for providing initial model security names are far less than those required for managing the Funds on a continuous basis. The Trustees concluded that the advisory fees and total expenses of the Funds are competitive with comparably managed mutual funds and are acceptable, including in light of the fees the Adviser charges its other managed accounts.

The Trustees reviewed the Adviser’s analysis of its profitability in managing each Fund during the 2019 calendar year, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Funds’ investment adviser, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Trustees also considered the Adviser’s costs of providing ongoing services to the Funds. They also considered that the Adviser bears the shareholder recordkeeping costs to third-party intermediaries on behalf of the Funds in the context of its profitability and the Adviser’s overall business. The Board concluded that the cost of the services provided to each Fund and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to the Fund.

The Trustees considered both the short-term and long-term investment performance of each Fund in light of its primary investment objective(s). The Trustees considered each Fund’s historical performance over the twelve-month period ended November 30, 2019, as compared to the returns of relevant indices. The Trustees further considered the investment

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

performance of each Fund compared to similarly managed mutual funds as compiled by Morningstar for selected periods ended November 30, 2019. The Trustees noted that the Ave Maria Value Fund placed in the fourth quartile of its Morningstar peers for the one- five- and ten-year periods and in the third quartile of its Morningstar peers for the three-year period; the Ave Maria Growth Fund placed in the first quartile of its Morningstar peers for the one- and ten-year periods and in the second quartile of its Morningstar peers for the three- and five-year periods; the Ave Maria Rising Dividend Fund placed in the third quartile of its Morningstar peers for the one-, three-, five- and ten-year periods; the Ave Maria Bond Fund placed in the first quartile of its Morningstar peers for the five- and ten-year periods, in the second quartile of its Morningstar peers for the three-year period, and in the fourth quartile of its Morningstar peers for the one-year period; and the Ave Maria World Equity Fund placed in the second quartile of its Morningstar peers for the one-year period and in the third quartile of its Morningstar peers for the three- and five-year periods. The Trustees considered that the Ave Maria Bond Fund has operated without any negative calendar year-end returns since its inception and the Ave Maria Growth Fund was named the top performing environmental, social and governance (“ESG”) Fund by Bloomberg for its five-year performance record as of December 31, 2019. The Trustees considered the additional responsibilities of the Adviser in screening for morally responsible investments and the potential benefits of an investment product that is designed to align with Catholic values.

The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders. The Trustees observed that as the Funds’ assets have grown, their respective expense ratios generally have fallen. The Independent Trustees looked at the net operating expenses of the Funds during the 2019 calendar year and noted that the net operating expenses of the Ave Maria Value Fund, Ave Maria Growth Fund and Ave Maria Bond Fund had declined and the net operating expenses of the Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund were unchanged. The Trustees also observed that the Adviser has a history of waiving the expenses of certain Funds and reducing the advisory fees of certain other Funds to maintain a lower total annual operating expense ratio for those Funds. The Trustees discussed the flat advisory fee structure for the Funds and the economies of scale that are built into having a flat rate structure from the Funds’ inception versus having a tiered fee structure after a Fund reaches a certain scale.

Finally, the Independent Trustees noted their independence vis-à-vis the Adviser and discussed the robust process that the Independent Trustees had undertaken as part of their considerations.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreements and each Trustee may have attributed different weights to certain factors. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

Ave Maria Focused Fund

At an in-person meeting held on February 8, 2020 (the “Board Meeting”), the Board of Trustees of the Trust, including the Independent Trustees voting separately, reviewed and unanimously approved the Advisory Agreement with Schwartz Investment Counsel, Inc. (the “Adviser”) (the “Advisory Agreement”) on behalf of the Ave Maria Focused Fund, a new series of the Trust (the “Fund”), for an initial two-year period.

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the Advisory Agreement. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement is in the best interests of the Fund and its shareholders. The Independent Trustees met separately with independent counsel to discuss the Advisory Agreement, during which time, no representatives of the Adviser were present.

The Trustees reviewed, among other things: (1) industry data comparing the proposed advisory fee and projected expense ratio of the Fund with those of comparable investment companies; (2) the Adviser’s anticipated revenues and costs of providing services to the Fund; and (3) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

As part of this process, the Trustees considered various factors, among them:

●	the nature, extent and quality of the services to be provided by the Adviser;

●	the fees proposed to be charged for those services and comparisons of the advisory fee of the Fund and its expected expenses to those of a peer group of mutual funds;

●	the investment performance of the Adviser in managing other investment products:

●	the financial condition and resources of the Adviser; and

●	whether any future economies of scale in the Adviser’s costs of providing services to the Fund might be realized from growth of the Fund’s assets for the benefit of the Fund’s shareholders.

In their consideration of the nature, extent and quality of services to be provided to the Fund, the Trustees discussed the responsibilities of the Adviser under the Advisory Agreement and the investment management process that will be applied to the Fund.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

The Trustees reviewed the background and experience of the Adviser’s key investment and research personnel who would manage the Fund, the co-portfolio management structure for the Fund, and the research process and brokerage practices that will be applied in the Fund’s management. The Trustees were mindful that because the Fund had not commenced operations, it does not have a performance track record, but noted that the investment process that will be applied by the Adviser in managing the Fund is similar to that used in managing several other funds of the Trust and can be expected to be more specialized in certain respects because of the ability of the Fund to take a more focused approach in instances where the Adviser sees opportunities to achieve capital appreciation. The Independent Trustees noted that they had reviewed detailed information about the performance results and investment processes for these other funds and are satisfied with the Adviser’s proposed investment approach for the Fund. The Trustees had discussed the background and experience of the Adviser’s operational and compliance personnel and the Trust’s overall compliance record. The Trustees had also considered the stability of the Adviser, its investment approach and the quality of its risk management program, technology capabilities, shareholder support services and shareholder communications. The Trustees also previously considered the risks assumed by the Adviser in connection with the services it provides to other funds managed by the Adviser, including investment, operational, enterprise, regulatory and compliance risks. The Trustees concluded that the nature, extent and quality of the services to be provided to the Fund are expected to be satisfactory.

The Trustees compared the Fund’s proposed net advisory fee with the net advisory fees of representative funds within the Morningstar Large-Cap Growth group category and noted that the Morningstar information showed that the net advisory fee ratio of the Fund is higher than the median net advisory fee ratio of its Morningstar peers. The Trustees also compared the Fund’s projected net total expense ratio with the net total expense ratio of representative funds within its Morningstar peer group and noted that the Morningstar information showed that the projected net total expense ratio of the Fund is higher than the median net total expense ratio of its Morningstar peers. The Independent Trustees considered the Adviser’s commitment to limit the projected ordinary operating expenses of the Fund by reducing its fee or absorbing other Fund expenses for a period of three years from the commencement of the Fund’s operations. The Trustees concluded that, the Fund’s proposed advisory fee is reasonable in relation to the nature of the Fund’s investment program and the level of services proposed to be provided by the Adviser.

The Trustees did not consider the Adviser’s projected profitability with respect to the Fund because the Fund had not commenced operations. The Trustees considered the potential for the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. The Trustees also took into account the contractual expense reimbursement agreement between the Fund and the Adviser that is designed to enable the Fund to maintain a competitive overall expense ratio.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

Finally, the Independent Trustees noted their independence vis-à-vis the Adviser and discussed the robust process that the Independent Trustees had undertaken as part of their considerations.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement and each Trustee may have attributed different weights to certain factors. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the proposed fees to be paid under the Advisory Agreement were fair and reasonable and that it was in the best interests of the Fund and its shareholders to approve the Advisory Agreement for an initial two-year period.

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AVE MARIA
MUTUAL FUNDS

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr., Emeritus
Donald J. Dawson, Jr.,
Lead Independent Trustee
Joseph M. Grace, Emeritus
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, CFP, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow, Emeritus
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus
Lila Rose

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Sullivan & Worcester, LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the first and second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	August 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	August 19, 2020

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer and Principal Financial Officer

Date	August 19, 2020

*	Print the name and title of each signing officer under his or her signature.